                                                                     EXHIBIT 2.1

                    AGREEMENT FOR SALE AND PURCHASE OF STOCK

         THIS AGREEMENT FOR SALE AND PURCHASE OF STOCK (the "Agreement") is made between, on the one hand, those individuals identified below in subparagraph 1.a. as "Shareholders" ("Sellers"), and, on the other hand, INTERACTIVE GROUP, INC., a Delaware corporation ("Buyer"), who agree as follows:

        1.    FACT RECITALS.

              This Agreement is made with reference to the following facts:

              a.  Shares.

                  Sellers own and shall own at the Close (as defined in Section
7) 10,999 shares of GENIE PRODUCTIQUE/GESTION DE PRODUCTION ("GP2") and all of the shares of SODRIV (such shares of GP2 and SODRIV being collectively referred to as the [Shares]), as follows:

                                      NO. OF                       NO. OF
                                       GP2                         SODRIV
SHAREHOLDERS                          SHARES                       SHARES
------------                          ------                       ------
Michel Vincent                       7,121                           150
Christian Depinoy                      831                            50
Jean-Francois Miletto                  700
Francoise Vincent                      700
Jean-Marie Fey                         550                            50
Laurent Masson                         530
Eric Andre                             500
Lionel Fleury                           67
Andre Vincent                                                        250

TOTAL :                              10,999                          500

GP2 and SODRIV, both French companies, are hereinafter sometimes referred to individually as a "Company" and collectively as "Companies".

        The remaining share of GP2 is owned by Mr. Daniel Castaner.

        2.    Intent of the Parties.

              It is the intent of the parties that Sellers sell the Shares to Buyer and that Buyer purchase the Shares from Sellers pursuant to the provisions and conditions of this Agreement.


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

3.      PURCHASE AND SALE OF SHARES.

              Sellers hereby agree to sell to Buyer and Buyer hereby agrees to purchase from Sellers the Shares according to the provisions and conditions of this Agreement.

              a.     Transfer of Shares.

                     At the Close, Sellers shall deliver to Buyer duly executed share transfer instruments (ordres de mouvement and actes de cession de parts) covering the Shares to complete the transfer of the Shares to Buyer.

              b.     Purchase Price.

                     The purchase price for the Shares shall be on an earnout basis on the following provisions and conditions:

                     (1) Subject to Sellers' indemnity obligations set forth in subparagraph c. of the numbered paragraph of this Agreement entitled "SELLERS' OBLIGATIONS AFTER CLOSING," the minimum purchase price shall be Two Million Five Hundred Thousand French Francs (2,500,000f) and the maximum purchase price shall be Three Million Five Hundred Thousand French Francs (3,500,000f), including the purchase price of the 500 SODRIV shares which shall be FRF 50,000 in the aggregate.

                     (2) The earnout will be calculated in accordance with the sample earnout attached hereto, marked Schedule "3-b(2)" and incorporated herein by this reference; subject to the limitations set forth in subparagraph (1) above, the actual earnout will be based on actual revenues earned by the Companies in each of the respective revenue categories shown on Schedule "3-(b)2."

                     (3) The earnout term will be three (3) years from the date of this Agreement.

                     (4) The earnout payments will be calculated and paid quarterly by Buyer based on receipt of customer payment (exclusive of VAT) for qualified invoiced revenue on which the gross margins and related earnout are calculated which will be no later than forty-five (45) days following the end of the respective quarter.

                     (5) The quarterly payments will be paid directly to Sellers in proportion to their respective shareholdings in GP2 and SODRIV, provided however that no payment shall be made to Sellers for their GP2 shares until after the FRF 50,000 purchase price for the SODRIV shares have been paid in full. All payments shall be made by checks to the order of the appropriate Sellers, or by wire transfer to such bank accounts as may be indicated by Sellers.


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

                     6) Earnout revenue shall also include any revenue booked and received within ninety (90) days after the end of the three (3) year earnout term.

                     (7) For purposes of earnout calculations, software license revenue margins on Buyer's software (INFOFLO and JIT) will be assumed at seventy-five percent (75%); for GPIC and Ordobox, one hundred percent (100%) less any direct costs of goods.

                     (8) Recognition of JIT revenue will apply to pre-existing GP2 customers only.

                     (9) Margins on hardware and third party software license revenue will be net margins earned (sales revenue less direct cost of sales).

                     (10) Margins on services and maintenance revenue will be assumed at one hundred percent (100%) (i.e. earnout percentage will be applied to actual qualified revenue earned).

                     (11) If, during the earnout period, a total of Three Million Five Hundred Thousand French Francs (3,500,000f) is paid, the earnout payments will cease. If, at the end of the earnout period, a minimum of Two Million Five Hundred Thousand French Francs (2,500,000f) has not then been paid, the balance of the minimum purchase price will thereupon be paid.

                     In the event of a dispute between the parties as to the amount of the purchase price calculated as set forth in Schedule 3-b(2) and this subparagraph 3.b, the purchase price shall be finally determined by an independent certified public accountant appointed by mutual agreement of the parties or, if the parties are unable to agree, by the presiding judge of the Commercial Court of Paris at the request of the most diligent party.


        4.    SELLERS' REPRESENTATIONS AND WARRANTIES.

              Sellers, and each of them, jointly and severally represent and warrant that, as of the date of this Agreement:

              a. GP2 is a Societe Anonyme and SODRIV is a Societe a Responsabilite Limitee both duly organized, validly existing, and in good standing under the laws of the Country of France, each has all necessary corporate powers to own its properties and to carry on its business, and neither the ownership of the properties nor the nature of its business requires either Company to be qualified in any jurisdiction other than the country of its incorporation, and, in fact, neither Company is so qualified in any other country.


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


              b. All of the issued and outstanding Shares are validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, investment certificates (certificats d'investissment) or other agreements or commitments obligating either Company to issue or to reissue any additional shares of either Company's capital stock. Upon the consummation of the transaction contemplated in this Agreement, Buyer shall have sole and absolute control over one hundred percent (100%) of all issued and outstanding shares of both Companies and no other person, entity or association will have any right to acquire any shares of either Company. In addition, each Company and Sellers have complied with all applicable securities laws in connection with the initial issuance and subsequent transfers of all shares of each Company's stock.

              c. All of the Shares are free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. Sellers each have full right, power and authority to transfer the Shares to Buyer without obtaining the consent or approval of any other person or governmental authority, except for such consents or approvals, including approvals by the Board of Directors of GP2 and the shareholders' meeting of SODRIV, as Sellers have obtained and delivered to Buyer prior to the execution of this Agreement.

              d. Neither Company owns, directly or indirectly, any interest or investment, whether equity or debt, in any corporation, partnership, business, trust or other entity, except as otherwise set forth on Schedule "4-d."

              e. Sellers have supplied to Buyer with balance sheets of each Company and the related statements of income and expenses dated as of June 30, 1997, copies of which are attached hereto, marked Schedule "4-e" and incorporated herein by reference (the "Financial Statements"). The Financial Statements are interim reports, have been prepared in accordance with internal accounting policies and procedures, consistently followed by each Company, and fairly present the financial position of each Company as of June 30, 1997, and the results of each Company's operations for the respective periods indicated. Except as otherwise set forth in Schedule "4-e-1," since the date of the Financial Statements there has not been any:

                     (1) Transaction by either Company except in the ordinary course of business as conducted on that date;

                     (2) Capital expenditure by either Company exceeding Fifty Thousand French Francs (50,000f);

                     (3) Material adverse change in the financial condition, liabilities, assets, business, or prospects of either Company;

                     (4) Destruction, damage to, or loss of any asset of either Company, whether or not covered by insurance, that materially and adversely affects the financial condition, business, or prospects of either Company;


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
                     (5) Labor trouble or other event or condition of any character that has or might reasonably have a material and adverse effect on the financial condition, business, assets, or prospects of either Company;

                     (6) Change in either Company's accounting methods or practices, including, but not limited to, change in depreciating or amortization policies or rates;

                     (7) Revaluation by either Company or any of its assets;

                     (8) Declaration, setting aside, or payment of a dividend or other distribution in respect to the capital stock of either Company, or any direct or indirect redemption, purchase, or other acquisition by either Company of any of its shares of capital stock;

                     (9) Increase in the salary or other compensation payable or to become payable by either Company to any of its officers, directors, or employees, or the declaration, payment, commitment or obligation of any kind for the payment, by either Company, of a bonus or other additional salary or compensation to any such person;

                     (10) Sale or transfer of any asset of either Company, except in the ordinary course of business;

                     (11) Amendment or termination of any contract, agreement, or license to which either Company is a party, except in the ordinary course of business;

                     (12) Loan by either Company to any person, entity or association, or guaranty by either Company of any loan;

                     (13) Mortgage, pledge, or other encumbrance of any asset of either Company;

                     (14) Waiver or release of any right or claim of either Company, except in the ordinary course of business;

                     (15) Issuance or sale by either Company of any shares of its capital stock or of any other security;

                     (16) Agreement by either Company to do any of the things described in subparagraphs (1) through (15) above.



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

              f. Neither Company has any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the Financial Statements, except for those (1) that may have been incurred after the date of the Financial Statements and (2) that are not required by generally accepted accounting principles to be included in a balance sheet, and except as may be set forth on Schedule "4-f." All debts, liabilities, or obligations incurred after the date of the Financial Statements were incurred in the ordinary course of each Company's business, and are usual and normal in amount, both individually and in the aggregate.

              g. Within the times and in the manner prescribed by law, each Company has filed all national and local tax and social security and related returns required by law and has paid all taxes, social security and related contributions, assessments, and penalties due and payable. The provisions for taxes and social security reflected in each Company's Financial Statements, are adequate for any and all national and local taxes and social security for the period ending on the date of those Financial Statements and for all prior periods, whether or not disputed. There are no present disputes as to taxes or social security of any nature payable by either Company. In the event of any audit concerning any tax return filed on or before the Close (as hereinafter defined), Sellers shall cooperate fully with Buyer and the taxing authority in obtaining and presenting any required information.

              h. The Financial Statements state an accurate account receivable balance, liabilities, and bank account balance of each Company as of the date of the Financial Statements. The accounts receivable arose from valid sales in the ordinary course of each Company's business. One hundred percent (100%) of the accounts receivable as set forth on the Financial Statements, as shall be updated to the Close, shall be paid within six (6) months after the Close. In the event that any of those accounts receivable are not paid in full within that six (6) month period, Sellers shall pay to Buyer (or Buyer may deduct from payments due to Sellers under subparagraph 3.b of this Agreement) the face amount of the unpaid accounts receivable, in excess of the bad debt reserve as set forth on the Financial Statements, and Buyer shall assign those accounts receivable to Sellers for Sellers' collection at Sellers' sole cost and expense.

              i. Each Company has good and marketable title to all of its assets and interest in its assets, whether real, personal, mixed, tangible or intangible, which constitute all the assets and interest in assets that are used in each Company's business. All the assets and interests in assets are free and clear of restrictions on or conditions to transfer or assignment, and are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (1) those disclosed in the Financial Statements, (2) the lien of current taxes not yet due and payable, and (3) except as otherwise set forth on Schedule "4-i," attached hereto and incorporated herein by reference. All of each Company's tangible personal property is in good operating condition and repair, ordinary wear and tear excepted. Each Company is in possession of all premises leased to it from others. Neither Sellers, nor any officer, director, or employee of either Company, nor any spouse, child, or other relative of any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to either Company or any copyrights, patents, trademarks, trade names, or trade secrets licensed by either Company.
Neither Company occupies any real property in violation of any law, regulation, or decree.

              j. Except for interests in publicly traded stock, which interests represent less than one percent (1%) of such corporations' currently issued and outstanding stock, neither Sellers, nor any officer, director, or, to the best of Sellers' knowledge, employee of either Company, nor any spouse or child of any of them (as to spouse or child of employee, to the best of Sellers' knowledge), has any direct or indirect interest in any competitor, supplier, or customer of either Company or in any person from whom or to whom either Company leases any real or personal property, or in any other person with whom either Company is doing business.

              k. Each Company has developed or otherwise owns certain software as listed on Schedule "4-k," attached hereto and incorporated herein by reference (the "Software").

                     (1) Each Company is the absolute owner of the Software with full power and the only other person, entity or association who has any rights in or to the Software are as set forth on Schedule "4-k(1)" attached hereto and incorporated herein by this reference.

                     (2) Each Company has good, marketable and unencumbered title to its Software.

                     (3) Company and the parties identified on Schedule "4-k(3)," attached hereto and incorporated herein by this reference, have all known copies of the source code(s) currently in existence for the Software and, upon the Close, will transfer and deliver to Buyer a complete copy of the current source code, including any operator or user manuals, training materials, selling materials, specifications or any other document which describes or relates to the design, development, operation, use, marketing, leasing, licensing or sale of the Software.

                     (4) To the best of Seller's knowledge and belief, other than errors or "bugs" of a type normally generated in the course of the development and modification of software, the Software is free from programming errors which materially interfere with, affect or impair the operation or use of the Software.

                     (5) No notification has been received from any user, dealer, customer, supplier or licensee of the Software and Products which indicates the existence of any fact or circumstance which contradicts the representations and warranties set forth in this subparagraph k.

                     (6) Schedule "4-k(6) sets forth the identity of all parties who have, or who have had, a license in the Software; Sellers hereby represent that they have provided Buyer with copies of all said licenses for its review.

              l. Schedule "4-l," attached hereto and incorporated herein by reference, contains a description of all insurance policies held by each Company concerning its business and properties. All of these policies are in the respective principal amounts as set forth in Schedule "4-l," which principal amounts cover, at minimum, the replacement value of the assets covered by the insurance policies. Each Company has maintained and now maintains insurance on all of its assets and operations of a type customarily insured, covering property damage or other casualty, and a commercially reasonable amount of insurance protecting against general public and product liability, and all other liabilities, claims, and risks against which it is customary to insure.

              m. Except as otherwise set forth on Schedule "4-m," neither Company is a party to any distributor's or manufacturer's representative or agency agreement, any output or requirements agreement, any agreement not entered into in the ordinary course of business, any indenture, mortgage, deed of trust, lease or any agreement that is unusual in nature, duration, or amount, including, but not limited to, any agreement requiring performance by either Company of any obligation for a period of time extending beyond one (1) year after the Close. Neither Company has received notice that any party to any agreement to which either Company is a party intends to cancel or terminate any such agreement or to exercise or to not exercise any options of any such agreement. There is no default or an event that with notice or lapse of time, or both, would constitute a default by any party to any of these agreements. To the best of Sellers' knowledge and belief, neither Company is a party to any agreement that is materially adverse to the business, property, or financial condition of either Company.

              n. Each Company has complied with, and is not in violation of, any applicable national or local statute, law, and/or regulation, including, but not limited to, any applicable building, zoning, or other law, ordinance, or regulation affecting each Company's properties or the operation of each Company's business.

              o. Schedule "4-o," attached hereto and incorporated herein by reference, sets forth a complete and accurate legal description of each parcel of real property leased by each Company. Neither Company owns real property nor interest in real property. Except for leasehold interests set forth on Schedule "4-o," neither Company leases any other real property. Schedule "4-o" also contains a description of all buildings, fixtures, and other improvements located on these real properties. All the leases listed in Schedule "4-o" are valid and in full force, and there does not exist any default or event that with notice or lapse of time, or both, would constitute a default under any of these leases.

              p. The zoning of each parcel of property described in Schedule "4-o" permits the presently existing improvements and the continuation of the business presently being conducted on such parcel.

              q. Except as set forth on Schedule "4-q," attached hereto and incorporated herein by reference, all trucks, automobiles, machinery, equipment, furniture, supplies, tools, dies, jigs, molds, patterns, drawings, and all other tangible personal property owned by, in the possession of, or used by either Company in connection with its business is located on or at the real property identified on Schedule "4-o."

              r. Schedule "4-r," attached hereto and incorporated herein by reference, sets forth a schedule of all patents, applications for patents, trade names, trademarks, service marks, and copyrights, and their registrations, owned by either Company or in which either Company has any rights or licenses, together with a brief description of each. Neither Company has infringed, and is not now infringing, on any patents, trade names, trademarks, service marks, or copyrights belonging to any other person, firm, or entity. Each Company owns, or holds adequate licenses or other rights to use, all patents, trade names, trademarks, service marks, and copyrights necessary for its business as now conducted, and that such use does not conflict with, infringe on, or otherwise violate any rights of others. The patents and applications for patents listed on Schedule "4-r" are valid and in full force and effect and are not subject to any taxes, maintenance fees, or actions falling due within ninety (90) days after the Close.

              s. Schedule "4-s," attached hereto and incorporated herein by reference, sets forth a description of all employment contracts, collective bargaining agreements, pension, bonus, profit-sharing, stock options, or other agreements providing for employee remuneration or benefits to which either Company is a party; Sellers hereby represent that they have provided copies of all said documents to Buyer for its review. All of the foregoing are in full force and effect, and neither Company, nor any other party, is in default under them. There have been no claims or defaults and there are no facts or conditions which have continued which shall result in a default under the foregoing contracts or arrangements. There is no pending or threatened labor dispute, strike, or work stoppage affecting either Company's business.

              t. The consummation of the transaction contemplated by this Agreement will not result in or constitute any of the following:

                     (1) A default or an event that, with notice or lapse of time, or both, would be a default, breach, or violation of the Articles of Incorporation or Bylaws of either Company, or any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which either Company is a party or by which either Company is bound;

                     (2) An event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of either Company; or

                     (3) The creation or imposition of any lien, charge, or encumbrance on any of the assets of either Company.

              u. Schedule "4-u," attached hereto and incorporated herein by reference, lists the following:



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

                     (1) The names and addresses of all persons holding a power of attorney on behalf of either Company;

                     (2) The names, addresses, and account numbers of all banks and other financial institutions in which either Company has an account, deposit, or safe deposit box, as well as the names of all persons authorized to draw on these accounts or deposits or to have access to these boxes; and

                     (3) The names and addresses of all of the officers and directors of each Company.

              v. Except as set forth in Schedule "4-v," attached hereto and incorporated herein by reference, there is no, and for the five (5) year period prior to the date of this Agreement there has been no, suit, action, arbitration, or legal, administrative, or other proceedings, or governmental investigation, pending or threatened against or affecting either Company or the business, assets, or financial condition of either Company; the matters set forth in Schedule "4-v," if decided adversely to either Company, shall not result in a material adverse change in the business, assets, or financial conditions of either Company; Sellers have furnished to Buyer copies of all relevant court papers and other documents relating to the matters set forth in Schedule "4-v." Except as set forth in Schedule "4-v," neither Company is in default with respect to any order, writ, injunction, or decree of any national or local court, department, agency, or instrumentality; except as set forth in Schedule "4-v," neither Company is presently engaged in, and for the five (5) year period prior to the date of this Agreement has not been engaged in, legal action to recover monies due to it or damages sustained by either Company; there are no claims or defects in any of the products (Software) or services supplied or provided by either Company prior to the date of this Agreement or in any of the products (Software) created by, licensed by or to or purchased by either Company prior to the date of this Agreement which shall be eventually sold or licensed after the date of this Agreement and which may result in claims being made against either Company or for which either Company may become liable for or responsible for in the course of its business after the date of this Agreement in excess of those historically experienced by it in the ordinary course of business.

              w. Sellers have the right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and all approvals or consents of any persons required to consummate the transaction contemplated in this Agreement have been obtained and copies of such approvals or consents have been delivered to Buyer.

              x. Sellers have furnished to Buyer for Buyer's examination (1) copies of the Articles of Incorporation and Bylaws of each Company, and all amendments thereto; (2) the minute book of each Company containing records of all proceedings, consents, actions, and meetings of the shareholders and Board of Directors of each Company; (3) all permits, orders, consents issued by any governmental agency with respect to each Company or any of their securities, and all applications for such permits, orders, and consents; and (4) the stock transfer book of each Company setting forth all transfers of its capital stock.



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
              y. None of the representations and warranties made by Sellers, or made in any certificate or memorandum or document furnished or to be furnished by any of them, or on their behalf, contains or will contain any untrue statement of a material fact, or omit any material fact, the omission of which would be misleading.

              z. Since Sellers first learned of Buyer's interest in acquiring the Shares, Companies and Sellers have:

                     (1) Carried on their business and activities diligently and in substantially the same manner as the business and activities had been carried out prior to learning of such interest, and neither Company has made nor instituted any unusual or novel methods of management, accounting, or operation that would vary materially from the methods used by each Company when Sellers first learned of Buyer's interest;

                     (2) Used their respective best efforts to preserve the relationship between each Company and its suppliers, customers, and others having a business relationship with each Company;

                     (3) Not done any of the following acts:

                         (a) Granted any increase in salaries payable or to
become payable by either Company to any officer, employee, agent, or representative of either Company, other than such increases as may have been mandatory under French law;

                          (b) Increased any benefits payable to any officer,
employee, agent, or representative of either Company under any bonus or pension plan or other contract or commitment; or

                          (c) Modified any employment or collective bargaining
agreement to which either Company is a party or by which either Company may be bound; or

                          (d) Modified, amended, cancelled, or terminated any of
their existing contracts or agreements, nor has either Company agreed to do any of those acts.

              aa. Sellers further represent and covenant that the representations and warranties set forth in paragraphs a through z of this section 4 will be true and accurate in all respects on the Close as if made or given on the Close.

              bb. In addition to the foregoing, M. Michel Vincent acknowledges that Buyer has been induced to purchase the Shares based on his representation that he would continue to work for the Companies and shall not resign or retire from either of the Companies for a period of twenty-four (24) months following the Close, except for reasons attributable to force majeure or to a condition of disability preventing him from performing his duties.

        5.    BUYER'S REPRESENTATIONS AND WARRANTIES.

              Buyer represents and warrants that, as of the date of this
Agreement:

              a. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate powers to own its property and to carry on its business. Buyer's stock is publicly traded and listed on NASDAQ. The execution and delivery of this Agreement and the consummation of the transaction contemplated herein by Buyer has been duly authorized, and no further corporate authorization is necessary.

              b. The transaction contemplated by this Agreement is in accordance with all laws governing Buyer.

        6.    RESIGNATION.

              At or before the signing of this Agreement, Sellers shall deliver to Buyer, in a form acceptable to Buyer and Buyer's attorney, resignations of all officers and positions on the Board of Directors of each Company, which resignations shall be effective as of the Close.

        7.    THE CLOSE.

              On July 25, 1997 at 3 PM or at such other date and time as may be mutually agreed in writing by Sellers and Buyer (the "Close"), the following shall occur at the offices of Sales Vincent & Associes at 43 Rue du Faubourg Saint-Honore, 75008 Paris:

              a.     Sellers shall deliver to Buyer the following:

                     (1) Duly executed share transfer documents (ordres de mouvement and actes de cessions de parts) covering the Shares in conformity with subparagraph a. of the numbered paragraph of this Agreement entitled "PURCHASE AND SALE OF SHARES." On submission of those ordres de mouvement to GP2, GP2 shall record the transfer in its Stock Transfer Book (registre de mouvements) and shall issue to Buyer a copy of its Shareholder Account showing the GP2 shares, registered in the name of Buyer, as well as copies of the Shareholders Accounts of the Sellers showing they no longer have any shares in GP2;

                     (2) The resignations of the officers and directors of each Company as set forth in the numbered paragraph of this Agreement entitled "RESIGNATIONS;"

                     (3) In the event Sellers, or any of them, are married, the written consent of Sellers' spouses to the sale of the Shares as contemplated by this Agreement;



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
                     (4) All necessary agreements and consents in accordance with subparagraph v. of the numbered paragraph of this Agreement entitled "SELLERS' REPRESENTATIONS AND WARRANTIES, including Board of Directors' approval of Buyer as the new shareholder;"

                     (5) An opinion dated as of the Close, in a form and substance satisfactory to Buyer and its counsel, from Sellers' counsel that:

                         (a) Each Company is duly organized and validly existing
and in good standing under the laws of the state of its incorporation, and has all necessary corporate power to own its properties as now owned and operate its business as now operated;


                         (b) All outstanding shares of each Company's stock are
validly issued, fully paid, and nonassessable. To the best of counsel's knowledge and belief, after examination of appropriate corporate books and records and other documents in their possession, there are no outstanding subscriptions, options, rights, warrants, convertible securities, investment certificates (certificats d'investissement), or other agreements or commitments obligating either Company to issue or transfer from treasury any additional shares of its capital stock of any class;

                         (c) This Agreement has been duly and validly authorized
and, when executed and delivered by Sellers, shall be valid and binding on each of them and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

                         (d) Sellers are the owners, beneficially and of record,
of all of the issued and outstanding shares of the capital stock of each Company, and, to the best of counsel's knowledge and belief, after examination of appropriate corporate books and records and other documents in their possession, free and clear of all liens, encumbrances, equities, options, claims, charges, and restrictions, and Sellers have full power to transfer the Shares to Buyer without obtaining the consent or approval of any other person or governmental authority;

                         In rendering their opinion, Sellers' counsel may rely
on certificates of officers and directors of each Company as to factual matters.

                     (6) The minute book, shareholder account book(s), share transfer ledgers, and corporate seals of each Company;

                     (7) A Certificate (Extrait K-bis) dated within fourteen
(14) days of the date of this Agreement issued by the Registry of Commerce and Companies of Cretcil for each Company;

                     (8) A copy of a letter of the statutory auditors of GP2 waiving prior notice for the meeting of shareholders of GP2 to be held on the Close to acknowledge the resignation of the current directors and to elect new directors.

                     (9) The original copies of the powers of attorney granted by Messrs. Christian Depinoy, Jean-Francois Miletto, Andre Vincent and Mrs. Francoise Vincent to Mr. Michel Vincent and by Mr. Laurent Masson to Mr. Jean-Marie Fey, in form acceptable to counsel for Buyer, confirming their agreement to be bound in all respects by this Agreement and the schedules thereto and authorizing Mr. Michel Vincent and Mr. Jean-Marie Fey to sign any and all instruments and documents necessary for the transfer of the Shares at the Close.

              b.     Buyer shall deliver to Sellers the following:

                     An opinion dated as of the Close, in a form and substance satisfactory to Sellers and its counsel, from Buyer's counsel, Post Kirby Noonan & Sweat LLP of San Diego, California, that:

                     (1) Buyer is duly organized and validly existing and in good standing under the laws of the state of its incorporation, and has all necessary corporate power to own its property as now owned and operate its business as now operated;

                     (2) This Agreement has been duly and validly authorized and, when executed and delivered by Buyer, shall be valid and binding on Buyer and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

                     (3) To the best of counsel's knowledge and belief, after examination of appropriate corporate books and records and other documents in its possession, the transaction contemplated by this Agreement is in accordance with all laws governing Buyer.

                     In rendering their opinion, Buyer's counsel may rely on certificates of officers and directors of Buyer as to factual matters.

        8.    SELLERS' OBLIGATIONS AFTER CLOSING.

              a.     Covenant Not to Solicit.

                     Commencing upon the Close and continuing for a period of five (5) years immediately following the Close, Sellers, and each of them, shall not, directly or indirectly, under any circumstances whatsoever, solicit business from or render services to any of the persons, firms, businesses, partnerships, corporations, unincorporated associations, societies, governmental bodies, or other entities that have been solicited or rendered services by Buyer or either Company within the then immediate two (2) year period, nor shall they, or any of them, employ, solicit or otherwise induce any employee of either Company to leave his or her employment with either Company, or Buyer, or any successor thereto.

              b.     Trade Secrets.

                     Except as necessary in connection with any of Sellers' performance of services for Buyer or either Company, Sellers, and each of them, shall not at any time, for any reason whatsoever, divulge, communicate, use to the detriment of Buyer or either Company, or for the benefit of any other person or persons, or misuse or abuse in any way, any confidential information or trade secretes of Buyer or either Company, including, but not limited to, personnel information and customer lists, which trade secrets Sellers acknowledge to be the property of and owned exclusively by Buyer and/or each Company. This covenant shall run without limitation as to time.

                     The purchase price for the Shares set forth above includes the consideration for Sellers' covenants set forth in subparagraphs a. and b. above.


              c.     Indemnity.

                     Sellers, jointly and severally, for themselves, and on behalf of their respective spouses, heirs, executors, administrators, successors, assigns, and each of them, shall indemnify and hold harmless Buyer and Buyer's successors and assigns from and against any and all claims, demands, liability, actions, causes of action, costs, expenses, attorneys' fees, and losses which arise out of, or in any manner relate to, any breach of, or failure by Sellers, or any of them, to perform any of their respective representations, warranties, covenants, or agreements as set forth in this Agreement, or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Sellers to Buyer under this Agreement, or which arise out of, or in any manner relate to, any of Sellers' representations and warranties as set forth in this Agreement not proving to be true and correct, or which arise out of or relate to the period of time prior to the Close and was not otherwise disclosed to Buyer. Buyer may offset amounts due hereunder against amounts otherwise due to Sellers upon written notice to Sellers; provided, however, in all events, Sellers' liability under this subparagraph c. shall not exceed amounts paid or payable to Sellers hereunder. Notwithstanding the foregoing, with respect to such loss or liability which will give rise to indemnification: (i) the loss or liability shall be reduced by any insurance proceeds received by Buyer or the Companies with respect to the foregoing; (ii) the loss or liability shall be reduced by the value of any net tax benefit or tax savings realized by the Companies as a result of or related to the foregoing; and (iii) a tax reassessment which would lead to a transfer of taxable profit from one fiscal year to another would be considered as an indemnifiable loss only for the actual loss suffered by the Companies which may result in penalties imposed by the Tax Administration. In addition, no indemnifiable loss will give rise to indemnification unless and until the aggregate amount thereof exceeds FRF 50,000.

        Notwithstanding the foregoing and the disclosures made by Sellers pursuant to Section 4.v. of this Agreement, Sellers shall indemnify and hold harmless Buyer and Buyer's successors and assigns from and against any and all claims, demands, liability, actions, causes of action, costs, expenses, attorneys' fees, and losses which arise out of, or in any manner relate to (i) the tax audit referred to in Schedule [4.v.], subject only to the deductible of FRF 50,000 referred to in the preceding paragraph and (ii) the Droguet litigation referred to in said Schedule [4.v.]., subject only in the latter case to a deductible of FRF 200,000 and to a cap of FRF 1,000,000, provided further that the total amounts payable by Sellers to Buyer pursuant to this Section shall be limited to the aggregate amount of the purchase price payable pursuant to Section 3.b.

        9.    BUYER'S OBLIGATIONS AFTER CLOSING.

              a.     Indemnity.

                     Buyer, for itself, and on behalf of its successors and assigns, shall indemnify and hold harmless Sellers and Sellers' spouses, heirs, executors, administrators, successors, assigns, and each of them, from and against any and all claims, demands, liability, actions, causes of action, costs, expenses, attorneys' fees, and losses which arise out of, or in any manner relate to, any breach of, or failure by Buyer to perform any of Buyer's representations, warranties, covenants, or agreements as set forth in this Agreement.

              b.     Employees.

                     (1)  In General.

                          Buyer will offer continuous employment to all
employees of each Company under similar terms and conditions as they now have. Buyer will perform a compensation review to set targets for 1997 and appropriate benefits and bonuses.

                     (2)  Michel Vincent.

                          Buyer will offer and M. Michel Vincent will accept
employment for an indefinite period of time following the Close. His title will be Director of Operations and he will report to the President-Directeur General, currently scheduled to be Bruce Leith.

                          At the Close, Buyer and M. Michel Vincent shall
execute the Employment Agreement attached hereto as Schedule "9-b(2)."

                     (3)  Francoise Vincent.

                          Francoise Vincent will be employed in her current role
under the same terms and conditions as currently employed.

        10.   COSTS.

              The parties hereby represent and warrant to each other that neither party has incurred any real estate broker's commission, business opportunity broker commission, finder's fee, or any similar fee in connection with the transaction contemplated by this Agreement. Each party shall and does hereby indemnify and hold harmless the other party and its respective heirs, executors, administrators, legal representatives, successors, assigns, partners, officers, directors, shareholders, parent corporations, sister corporations, subsidiaries, affiliates, co-venturers, and each of them, from and against any and all claims, demands, liability, actions, causes of action, costs, expenses, attorneys' fees, and obligations arising out of or in any way connected with any obligation whatsoever by the other party or by any person to pay any real estate broker's fee, business opportunity broker commission, finder's fee, or other similar fee in connection with the transaction contemplated by this Agreement. All parties to this Agreement shall bear their own costs and expenses in connection with the preparation of this Agreement and their respective performance under this Agreement.

        11.   REPRESENTATION BY COUNSEL.

              The parties acknowledge and represent that they are signing this Agreement after having had the opportunity to receive the full legal advice as to their respective rights from independent legal counsel of their choice. The parties further acknowledge that, although Buyer's counsel prepared this Agreement, Sellers had the opportunity to have this Agreement fully reviewed and approved by independent counsel. Therefore, the interpretation of this Agreement shall not be construed against Buyer.

        12.   FULL UNDERSTANDING.

              The parties certify that they have read the entirety of this Agreement and that they fully understand all of this Agreement.

        13.   REMEDIES.

              The parties acknowledge that their rights under this Agreement are of a special, unique, and an extraordinary character. In the event of the breach by any party of any provision of this Agreement, especially the provisions contained in subparagraphs a. and b. of the numbered paragraph of this Agreement entitled "SELLERS' OBLIGATIONS AFTER CLOSING," the nonbreaching party, in addition to and as a supplement to such other rights and remedies as may exist in its favor, may apply to any court of law or equity having jurisdiction to enforce the specific performance of this Agreement, and/or may apply for injunctive relief against any act which would violate any of the provisions of this Agreement.

        14.   NOTICES.

              Any notice from one party to another shall be delivered either personally, via facsimile or via air courier (e.g. Federal Express, United Parcel Service, DHL), postage fully prepaid, addressed as follows:

              If to Sellers:           Michel Vincent
                                       8 Allee des Myosotis
                                       93110 Rosny sous Bois

Who is hereby appointed by all Sellers as their agent for purposes of receiving and giving notices hereunder;

                                       With a copy to:

                                       Antoine Lemetais, Esq.
                                       C, L & A
                                       5 rue Beaujon
                                       75008 Paris
                                       Fax No.  33-1-53-81-53-30

              If to Buyer:             Interactive Group, Inc.
                                       ATTENTION:  Robert C. Vernon, CEO
                                       5095 Murphy Canyon Road
                                       San Diego, CA 92123
                                       Fax No. (619) 565-8570

                                       With a copy to:

                                       Ross J. Schwartz, Esq.
                                       Post Kirby Noonan & Sweat  LLP
                                       600 West Broadway, SuiteE1100
                                       San Diego, CA 92101-3355
                                       Fax No. (619) 231-9593

              Any notice being delivered shall be deemed delivered upon (a) personal service, or (b) transmission via facsimile (with the original thereof to be immediately sent via air courier, postage prepaid), or (c) forty-eight
(48) hours after the time of deposit with a air courier, postage prepaid, as the case may be. In the event any party changes its address, such change of address shall be communicated to the other party in the manner set forth in this numbered paragraph.

        15.   AMENDMENT.

              This Agreement shall be amended only by a writing signed by the parties. If such a written amendment is entered into, such written amendment shall modify only the provisions of this Agreement specifically modified and shall be deemed to incorporate by reference, unchanged, all remaining provisions of this Agreement.

        16.   ATTORNEYS' FEES.

              In the event any party shall be required to commence any action or proceeding against the other party by reason of any breach or claimed breach of any provision of this Agreement, to commence any action or proceeding in any way connected with this Agreement, or to seek a judicial declaration of rights under this Agreement, the person prevailing in such action or proceeding shall be entitled to recover from the other person, or to be reimbursed, the prevailing person's actual attorneys' fees and costs including, but not limited to, expert witness fees, witness fees, and any and all other fees and costs, whether or not the proceeding or action proceeds to judgment.

        17.   SUCCESSORS AND ASSIGNS.

              This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, legal administrators, legal representatives, successors and assigns.

        18.   CONSTRUCTION.

              Whenever used in this Agreement as the context requires, the singular number shall include the plural, the plural number shall include the singular, the masculine gender shall include the feminine and neuter, the feminine gender shall include the masculine and neuter, and the neuter gender shall include the masculine and feminine.

        19.   HEADINGS AND CAPTIONS.

              The headings and captions at the beginning of various paragraphs and subparagraphs of this Agreement shall not be construed to be a substantive part of this Agreement and shall not in any way define, limit, expand or affect any provision of this Agreement.

        20.   FURTHER ACTS.

              Each party shall perform any further acts and sign and deliver any further documents that are reasonably necessary to carry out the provisions of this Agreement.

        21.   GOVERNING LAW.

              This Agreement shall be governed under the laws of France and jurisdiction for any dispute shall lie in the courts of Paris, France.

        22.   ENTIRE AGREEMENT.

              This Agreement contains the entire understanding between the parties and supersedes any prior or contemporaneous written or oral agreements between the parties, including, but not limited to, that written letter of intent dated June 30, 1997. There are no representations, warranties, agreements, arrangements, or understandings, oral or written, between the parties relating to the subject matter of this Agreement.

        23.   COUNTERPARTS.

              This Agreement has been signed in ten originals, one for each party, on the dates and places shown below.

THE UNDERSIGNED ACKNOWLEDGE THAT THIS AGREEMENT WILL FIRST BE SIGNED BY ALL OF THE SELLERS AND WILL THEN BE SIGNED AND BECOME EFFECTIVE ONCE EXECUTED BY BUYER IN SAN DIEGO, CALIFORNIA, THE DATE OF THIS AGREEMENT BEING THE DATE OF EXECUTION OF THIS AGREEMENT BY THE BUYER.

  SELLERS:                                BUYER: San Diego, Ca., July ___, 1997

Paris, France, July 17, 1997              INTERACTIVE GROUP, INC.,
                                          a Delaware corporation


____________________                      By: ________________________
Michel Vincent                                 Robert C. Vernon,
                                               Chief Executive Officer

Paris, France, July 17, 1997



_______________________
Christian Depinoy


Paris, France, July 17, 1997



_______________________
Jean-Francois Miletto


Paris, France, July 17, 1997



_______________________
Francoise Vincent


Paris, France, July 17, 1997



_______________________
Jean-Marie Fey

Paris, France, July 17, 1997



_______________________
Laurent Masson


Paris, France, July 17, 1997



_______________________
Eric Andre


Paris, France, July 17, 1997



_______________________
Lionel Fleury


Paris, France, July 17, 1997



_______________________
Andre Vincent

                               LIST OF SCHEDULES:

SCHEDULE 3.b.2          Calculation of the Purchase Price (Earn-out)

SCHEDULE 4.d            Shareholdings in BICS

SCHEDULE 4.e            Financial Statements - GP2 and SODRIV

SCHEDULE 4.e.1          Material Transactions Since the Financial Statement

SCHEDULE 4.f            Debts and Liabilities

SCHEDULE 4.i            Liens on Equipment

SCHEDULE 4.k            List of Modules

SCHEDULE 4.k.1          Third Party Rights

SCHEDULE 4.k.3          List of Licenses with Source Codes

SCHEDULE 4.k.6          List of Licenses

SCHEDULE 4.l            Insurance Policies

SCHEDULE 4.m            Distribution Contracts

SCHEDULE 4.o            Office Lease

SCHEDULE 4.q            List of Tangible Properties

SCHEDULE 4.r            Intellectual Property Rights

SCHEDULE 4.s            List of Employees - Employment Contracts - Profit
                        Sharing Agreement

SCHEDULE 4.u Powers of Attorney, Bank Accounts and all Officer and Director Names and Addresses

SCHEDULE 9.b.(2)        M. Michel Vincent Employment Contract

                                 SCHEDULE 3.b(2)

                               CALCULATION OF THE
                                 PURCHASE PRICE

         7/1/97                                        EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 1997                CURRENCY:   FRENCH FRANCS   French Franc Rate: 9
----------------------------------                ---------   -------------
                                          %    TOTAL         QTR1       QTR2      QTR3        QTR4
                                          -    -----         ----       ----      ----        ----
INFOFLO/JIT:
Hardware                               3.00%    4,860          0          0           0       4,860
Third Party                            3.00%    4,860          0          0           0       4,860
Infoflo (Intl)                         6.25%   28,350          0          0           0      28,350
Infoflo                                7.00%   31,752          0          0           0      31,752

                                               69,822          0          0           0      69,822

CUSTOMER BASE:
Hardware                               3.00%    2,430          0          0       1,215       1,215
Third Party                            3.00%    2,160          0          0       1,080       1,080
Infoflo/JIT (preexisting)              3.00%   16,200          0          0       8,100       8,100

                                               20,790          0          0      10,395      10,395

GPIC:
100% Margin                            3.00%    8,370          0          0       3,510       4,860


                                                8,370          0          0       3,510       4,860

MAINTENANCE:
Infoflo (on GPM)                       3.00%        0          0          0           0           0
Third Party (on GPM)                   3.00%    4,141          0          0       2,070       2,070
GPIC (on revenue)                      3.00%   36,001          0          0      18,001      18,001

                                               40,142          0          0      20,071      20,071

T&M:

Based on Revenue                       3.00%   63,006          0          0      28,803      34,203

                                               63,006          0          0      28,803      34,203

TOTALS                                        202,130          0          0      62,779     139,351

       7/1/97                                           EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 1997                CURRENCY:   FRENCH FRANCS
----------------------------------                ---------   -------------
G.P.MARGIN
----------
                                      %      TOTAL            QTR1           QTR2      QTR3        QTR4
                                      -      -----            ----           ----      ----        ----
INFOFLO/JIT:
Hardware                            3.00%    162,000             0             0             0       162,000
Third Party                         3.00%    162,000             0             0             0       162,000
Infoflo (Intl)                      6.25%    453,600             0             0             0       453,600
Infoflo                             7.00%    453,600             0             0             0       453,600

                                           1,231,200             0             0             0     1,231,200

CUSTOMER BASE:
Hardware                            3.00%     81,000             0             0        40,500        40,500
Third Party                         3.00%     72,000             0             0        36,000        36,000
GPIC                                3.00%    540,000             0             0       270,000       270,000

                                             693,000             0             0       346,500       346,500

GPIC:
100% Margin                         3.00%    279,000             0             0       117,000       162,000

                                             279,000             0             0       117,000       162,000

MAINTENANCE:
Infoflo (on GPM)                    3.00%          0             0             0             0             0
Third Party (on GPM)                3.00%    138,024             0             0        69,012        69,012
GPIC (on revenue)                   3.00%  1,200,042             0             0       600,021       600,021

                                           1,338,066            10             0       569,033       669,033

T&M:
Based on Revenue                    3.00%  2,100,204             0             0       960,093     1,140,111

                                           2,100,204             0             0       960,093     1,140,111


TOTAL                                      5,641,470             0             0     2,092,626     3,548,844

       7/1/97                                            EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 1998                CURRENCY:   FRENCH FRANCS
----------------------------------                ---------   -------------
                                        %      TOTAL       QTR1        QTR2      QTR3        QTR4
                                        -      -----       ----        ----      ----        ----
INFOFLO/JIT:
Hardware                              3.00%   19,440       2,430       4,860       4,860       7,290
Third Party                           3.00%   19,440       2,430       4,860       4,860       7,290
Infoflo (Intl)                        6.25%   85,050           0      28,350      28,350      28,350
Infoflo                               7.00%  158,760      21,168      21,168      31,752      84,672

                                             282,690      26,028      59,238      69,822     127,602

CUSTOMER BASE:
Hardware                              3.00%        0           0           0           0           0
Third Party                           3.00%        0           0           0           0           0
Infoflo/JIT (preexisting)             3.00%   27,216       2,268       9,072      11,340       4,536

                                              27,216       2,268       9,072      11,340       4,536

GPIC:
100% Margin                           3.00%    3,240           0       1,080       1,080       1,080

                                               3,240           0       1,080       1,080       1,080

MAINTENANCE:
Infoflo (on GPM)                      3.00%   18,590       3,062       4,046       4,702       6,780
Third Party (on GPM)                  3.00%   12,555       2,531       2,936       3,341       3,746
GPIC (on revenue)                     3.00%   77,624      19,406      19,406      19,406      19,406

                                             108,768      24,999      26,388      27,449     219,932

T&M:
Based on Revenue                      3.00%  256,924      48,284      58,915      69,547      80,178

                                             256,924      48,284      58,915      69,547      80,178

TOTALS                                       678,838     101,579     154,694     179,238     243,328

       7/1/97                                             EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 1998                CURRENCY:   FRENCH FRANCS
----------------------------------                ---------   -------------
G.P.MARGIN
----------
                                      %      TOTAL            QTR1          QTR2          QTR3          QTR4
                                      -      -----            ----          ----          ----          ----
INFOFLO/JIT:
Hardware                             3.00%     648,000        81,000       162,000       162,000       243,000
Third Party                          3.00%     648,000        81,000       162,000       162,000       243,000
Infoflo (Intl)                       6.25%   1,360,800             0       453,600       453,600       453,600
Infoflo                              7.00%   2,268,000       302,400       302,400       453,600     1,209,600

                                             4,924,800       464,400     1,080,000     1,231,200     2,149,200

CUSTOMER BASE:
Hardware                             3.00%           0             0             0             0             0
Third Party                          3.00%           0             0             0             0             0
GPIC                                 3.00%     907,200        75,600       302,400       378,000       151,200

                                               907,200        75,600       302,400       378,000       151,200

GPIC:
100% Margin                          3.00%     108,000             0        36,000        36,000        36,000


                                               108,000             0        36,000        36,000        36,000

MAINTENANCE:
Infoflo (on GPM)                     3.00%     619,650       102,060       134,865       156,735       225,990
Third Party (on GPM)                 3.00%     418,500        84,375        97,875       111,375       124,875
GPIC (on revenue)                   3.00%   2,587,464       646,866       646,866       646,866       646,866

                                             3,625,614       833,301       879,606       914,976       997,731

T&M:
Based on Revenue                     3.00%   8,564,130     1,609,470     1,963,845     2,318,220     2,672,595

                                             8,564,130     1,609,470     1,963,845     2,318,220     2,672,595


TOTALS                                      18,129,744     2,982,771     4,261,851     4,878,396     6,006,726

       7/1/97                                            EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 1999                CURRENCY:   FRENCH FRANCS
----------------------------------                ---------   -------------
                                            %      TOTAL          QTR1        QTR2        QTR3       QTR4
                                            -      -----          ----        ----        ----       ----
 INFOFLO/JIT:

 Hardware                                  3.00%     29,160       4,860       7,290       7,290       9,720
 Third Party                               3.00%     29,160       4,860       7,290       7,290       9,720
 Infoflo (Ind)                             6.25%    113,400           0      28,350      28,350      56,700
 Infoflo                                   7.00%    254,016      31,752      63,504      63,504      95,256

                                                    425,736      41,472     106,434     106,434     171,396

 CUSTOMER BASE:
 Hardware                                  3.00%          0           0           0           0           0
 Third Party                               3.00%          0           0           0           0           0
 Infoflo/JIT (preexisting)                 3.00%     40,824       2,268       9,072      11,340      18,144

                                                     40,824       2,268       9,072      11,340      18,144

GPIC:
100% Margin                                3.00%      3,240           0       1,080       1,080       1,080

                                                      3,240           0       1,080       1,080       1,080

MAINTENANCE:
Infoflo, (on GPM)                          3.00%     43,740       8,967       9,513      11,700      13,559
Third Party (on GPM)                       3.00%     10,125       2,531       2,531       2,531       2,531
GPIC (on revenue)                          3.00%     77,624      19,406      19,406      19,406      19,406

                                                    131,489      30,904      31,451      33,638      35,497

T&M:
Based on Revenue                           3.00%    498,656     114,750     120,656     131,625     131,625

                                                    498,656     114,750     120,656     131,625     131,625

TOTALS                                            1,099,945     189,394     268,693     284,117     357,742

         7/1/97                                                   EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 1999                                                   CURRENCY:   FRENCH FRANCS
----------------------------------                                                   ---------   -------------
G.P.MARGIN
----------
                                      %       TOTAL           QTR1         QTR2          QTR3          QTR4
                                      -       -----           ----         ----          ----          ----
INFOFLO/JIT:
Hardware                             3.00%     972,000       162,000       243,000       243,000       324,000
Third Party                          3.00%     972,000       162,000       243,000       243,000       324,000
Infoflo (Intl)                       6.25%   1,814,400             0       453,600       453,600       907,200
Infoflo                              7.00%   3,628,800       453,600       907,200       907,200     1,360,800

                                             7,387,200       777,600     1,846,800     1,846,800     2,916,000

CUSTOMER BASE:
Hardware                             3.00%           0             0             0             0             0
Third Party                          3.00%           0             0             0             0             0
GPIC                                 3.00%   1,360,800        75,600       302,400       378,000       604,800

                                             1,360,800        75,600       302,400       378,000       604,800

GPIC:
100% Margin                          3.00%     108,000             0        36,000        36,000        36,000

                                               108,000             0        36,000        36,000        36,000

MAINTENANCE:
Infoflo (on GPM)                     3.00%   1,458,000       298,890       317,115       390,015       451,980
Third Party (on GPM)                 3.00%     337,500        84,375        84,375        84,375        84,375
GPIC (on revenue)                    3.00%   2,587,464       646,866       646,866       646,866       646,866

                                             4,382,964     1,030,131     1,048,356     1,121,256     1,183,221

T&M:
Based on Revenue                     3.00%  16,621,875     3,825,000     4,021,875     4,387,500     4,387,500


                                            16,621,875     3,825,000     4,021,875     4,387,500     4,387,500

TOTALS                                      29,860,839     5,708,331     7,255,431     7,769,556     9,127,521

         7/1/97                                                   EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC                                                              CURRENCY:   FRENCH FRANCS
---------------------------                                                              ---------   -------------
                                  %           TOTAL             QTR1          QTR2           QTR3          QTR4
                                  -           -----             ----          ----           ----          ----
1997                                            202,130               0            0         62,779        139,351

1998                                            678,838         101,579      154,694        179,238        243,328

1999                                          1,099,945         189,394      268,693        284,117        357,742

2000                                            525,945         206,269      319,676              0              0

                                              2,506,858         497,242      743,062        526,133        740,421

US Dollars                                      445,664
Sterling                                        278,540

         7/1/97                                                   EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 2000                                              CURRENCY:   FRENCH FRANCS
----------------------------------                                              ---------   -------------
                                           %      TOTAL         QTR1       QTR2         QTR3        QTR4
                                           -      -----         ----       ----         ----        ----
INFOFLO/JIT:
Hardware                                 3.00%     38,880       4,860       9,720       9,720      14,580
Third Party                              3.00%     38,880       4,860       9,720       9,720      14,580
Infoflo (Intl)                           6.25%     56,700           0           0      28,350      28,350
Infoflo                                  7.00%    444,528      31,752     127,008      95,256     190,512

                                                  578,988      41,472     146,448     143,046     248,022

CUSTOMER BASE:
Hardware                                 3.00%          0           0           0           0           0
Third Party                              3.00%          0           0           0           0           0
Infoflo/JIT (preexisting)                3.00%     54,432       2,268       9,072      20,412      22,680

                                                   54,432       2,268       9,072      20,412      22,680

GPIC:
100% Margin                              3.00%      3,240           0       1,080       1,080       1,080

                                                    3,240           0       1,080       1,080       1,080

MAINTENANCE:
Infoflo (on GPM)                         3.00%     43,740       8,967       9,513      11,700      13,559
Third Party (on GPM)                     3.00%     10,125       2,531       2,531       2,531       2,531
GPIC (on revenue)                        3.00%     77,624      19,406      19,406      19,406      19,406

                                                  131,489      30,904      31,451      33,638      35,497

T&M:
Based on Revenue                         3.00%    526,500     131,626     131,625     131,625     131,625

                                                  526,500     131,625     131,625     131,625     131,625

TOTALS                                          1,294,649     206,269     319,676     329,801     438,904

         7/1/97                                                   EARNOUT3

INTERACTIVE (UK) LTD
--------------------
EARNOUT CALCULATION RE GPIC - 2000                                                     CURRENCY:   FRENCH FRANCS
----------------------------------                                                     ---------   -------------
G.P.MARGIN
----------
                                      %       TOTAL           QTR1         QTR2          QTR3            QTR4
                                      -       -----           ----         ----          ----            ----
INFOFLO/JIT:
Hardware                             3.00%   1,296,000       162,000       324,000        324,000        486,000
Third Party                          3.00%   1,296,000       162,000       324,000        324,000        486,000
Infoflo (Intl)                       6.25%     907,200             0             0        453,600        453,600
Infoflo                              7.00%   6,350,400       453,600     1,814,400      1,360,800      2,721,600

                                             9,849,600       777,600     2,462,400      2,462,400      4,147,200

CUSTOMER BASE:
Hardware                             3.00%           0             0             0              0              0
Third Party                          3.00%           0             0             0              0              0
GPIC                                 3.00%   1,814,400        75,600       302,400        680,400        756,000

                                             1,814,400        75,600       302,400        680,400        756,000

GPIC:
100% Margin                          3.00%     108,000             0        36,000         36,000         36,000

                                               108,000             0        36,000         36,000         36,000

MAINTENANCE:
Infoflo (on GPM)                     3.00%   1,458,000       298,890       317,115        390,015        451,980
Third Party (on GPM)                 3.00%     337,500        84,375        84,375         84,375         84,375
GPIC (on revenue)                    3.00%   2,587,464       646,866       646,866        646,866        646,866

                                             4,382,964     1,030,131     1,048,356      1,121,256      1,183,221

T&M:
Based on Revenue                     3.00%  17,550,000     4,387,500     4,387,500      4,387,500      4,387,500


                                            17,550,000     4,387,500     4,387,500      4,387,500      4,387,500

TOTALS                                      33,704,964     6,270,831     8,236,656      8,687,556     10,509,921

                            SUMMARY OF SCHEDULE 4.o

The Lease Agreement is between Compagnie d'Investissement et de Gestion Immobiliere and Societe Genie Productique et Gestion de Production SA("GP2"). Pursuant to the Lease Agreement, GP2 will lease property located at 13 rue du Pont des Halles, Rungis, France 94150, consisting of 385 square meters of office space and 12 exterior parking places. The term of the Lease Agreement is for nine years, commencing in August 1989 and terminating on July 31, 1998. The lease amount is 310,600 Francs H.T. per year, payable in four equal payments on the first day of each trimester.

                                SCHEDULE 4.o



                              -----------------


                                     4.o

                              -----------------


                             ===================


                                    BAIL


                             ===================

                          BAIL DE L'IMMEUBLE STRATEGIC

                           13 RUE DU PONT DES HALLES

                                 94150  RUNGIS

                             C O M P A R U T I O N
                             ---------------------



ENTRE LES SOUSSIGNES
--------------------

COMPAGNIE D'INVESTISSEMENT ET DE GESTION IMMOBILIERRE

dont le siege social est sis
93 rue Jouffroy - 75017 PARIS

represente par son mandataire la Societe IMPAC
Administrateur de Biens dont le siege social est a PARIS 75017 - 6 rue Brey elle-meme representee par son directeur General
Monsieur Jean-Paul PUJOL.

Ci-apres denomme le BAILLEUR

d'une part,
----------



ET
--

SOCIETE GENIE PRODUCTIQUE ET GESTION DE PRODUCTION
SA au Capital de 800 000 Francs ayant son siege social 25 rue du Pont des Halles - CHEVILLY-LA-RUE
94666 RUNGIS CEDEX.

representee aux presentes par son President Directeur
General Monsieur Michel VINCENT


Ci-apres denomme Le PRENEUR

d'autre part.
------------

                                   CHAPITRE I
                                  DESCRIPTION
                                  -----------

                               ARTICLE 1 - OBJET


ARTICLE 1 - OBJET
-----------------

     IL A ETE EXPOSE CE QUI SUIT :

     Le BAILLEUR est proprietaire des locaux situes :
          13 RUE DU PONT DES HALLES - 94150 RUNGIS

     Ces locaux sont libres de toute occupation.

     CECI EXPOSE, IL A ETE CONVENE CE QUI SUIT :

     Par les presentes, le BAILLEUR fait bail et donne a loyer, a titre commercial, au PRENEUR, qui accepte, aux conditions habituelles et de droits preveus par le decret no 53.960 du 30 septembre 1953, aux dispositions des textes par lesquels il a ete complete et aux conditions particulieres suivantes, les locaux dont la designation suit.


ARTICLE 2 - DESIGNATION
-----------------------

Un ensemble immobilier sis :

13 RUE DU PONT DES HALLES - 94150 RUNGIS
----------------------------------------

comprenant :

Au rez-de-chaussee avec un acces direct dans les locaux, une surface de bureaux de 385 m2, cloisonnes avec de nombreux placards, sanitaires.

12 emplacements de voiture exterieurs No 280  281  282  283  326  326  327  328
                                         329  330  331  332  333

Le PRENEUR declarant parfaitement connaitre ces locaux pour les avois vus et visites en vue des presentes, sans qu'il soit necessaire d'en faire plus ample designation et les accepter dans l'etat ou ils se trouvent tels qu'ils existent, s'etendent, se poursuivent et comportent avec toutes leurs dependances.

ARTICLE 3 - ETAT DES LIEUX
--------------------------

Un etat des lieux sera etabli contradictoirement par les parties a l'entree du PRENEUR et sera annexe aux presentes. Aux cas ou pour une raison quelconque cet etat des lieux ne serait pas ainsi dresse, et notamment si le PRENEUR faisait defaut, les locaux seront consideres comme ayant ete loues en parfait etat.

ARTICLE 4 - DUREE
-----------------

     Le present bail est consenti et accepte pour une duree de neuf annees entieres et consecutives, qui commenceront a courrir le : 1er aout 1989 pour se terminer le 31 juillet 1998.

     Il cessera dans les conditions fixees par l'article 5 du decret du 30 septembre 1953.

     Le PRENEUR aura la faculte de donner conge a l'expiration de chaque periode triennale, en avisant le BAILLEUR par acte extrajuridiciaire, effectue au plus tard six mois avant chaque echeance triennale.

ARTICLE 5 - DESTINATION
-----------------------

     Le PRENEUR devra utiliser les locaux objet du present bail, dans le cadre de son activite et a l'usage exclusif de : bureaux commerciaux pour la conception, realisation et commercialisation de systemes informatiques destines a la gestion des entreprises paisibilement et conformement aux articles 1728 et 1729 du Code Civil.

     Le PRENEUR ne pourra changer cette destination sans l'accord expres et par ecrit du BAILLEUR.

     Tous travaux ou transformation de quelque nature que ce soit dans les locaux loues qui seraient necessites par le changement d'exploitation ou pour toute autre raison, ne pourront egalement etre executes sans l'accord expres et par ecrit du BAILLEUR. Celui-ci ne pourra s'opposer a ces travaux de transformation que pour des raisons serieuses et legitimes.

     Le PRENEUR devra, prealablement a toute expoloitation, obtenir les autorisations administratives necessaires et se conformer expressement a toutes prescriptions et reglements en vigueur concernant son exploitation.


                                  *************
                                    *********
                                      *****

                              CHAPITRE II

                         CHARGES ET CONDITIONS
                         ---------------------

     Le present bail est consenti et accepte sous les charges et conditions ordinaires et de droit et sous celles qui suivent, que le PRENEUR s'engage a observer ou a subir, sans pouvoir reclamer ni resiliation ni diminution de loyer, ni dommages et interets.

     Sa modification ne pourra resulter que d'un accord ecrit et circonstancie des BAILLEUR et PRENEUR.

     En consequence, toutes tolerances ou attitudes passives du BAILLEUR ne devront jamais etre considerees comme un droit meme avec le temps, le BAILLEUR pouvant toujours y mettre fin.

ARTICLE 6 - CONDITIONS GENERALES DE JOUISSANCE
----------------------------------------------

     1er) Le PRENEUR prendra les locaux, objet du present bail, dans l'etat ou ils se trouvent au moment de l'entree en jouissance, sans pouvoir exiger du BAILLEUR, pendant toute sa duree, aucune mise en etat, ni aucune reparation de quelque nature ou de quelque importance que ce soit, y compris celles imposees par l'autorite administrative, a la seule exception des grosses reparations, telles que prevues par l'article 606 du Code Civil.

     Par derogation aux articles 1719 et suivants du Code Civil, le BAILLEUR n'est pas garant de la conformite des locaux a l'egard de l'application des reglements administratifs et de Police.

     2eme) Le PRENEUR devra satisfaire a toutes les charges de ville, de Police et de voierie dont les locataires sont ordinairement tenus, le tout de maniere que le BAILLEUR ne puisse aucunement etre inquiete ni recherche a ce sujet. En cas d'expropriation pour cause d'utilite publique, le PRENEUR ne pourra rien reclamer au BAILLEUR, tous ses droit etant reserves contre la partie expropriatrice.

     Il devra respecter les charges et conditions du reglement de copropriete, s'il en existe un, et celles imposees par le syndicat des coproprietaires ou tous autres organismes crees eventuellement entre proprietaires et/ou occupants de l'immeuble et/ou des immeubles voisins.

     3eme) Le PRENEUR devra s'abstenir de tout ce qui pourrait nuire a l'activite des autres locataires, veiller a ce que la tranquillite de l'immeuble ne soit troublee en aucune maniere, de son fait, ou de celui de ses preposes et, en assurer le bon ordre, la proprete, l'hygiene ou le service, notamment ne faire aucun travail, ni quoi que ce soit qui puisse gener les autres locataires ou coproprietaires.

     4eme) Le Preneur ne pourra tenir en aucun cas pour responsable le Bailleur en cas de suppression temporaire ou reduction des services collectifs tels que gardiens, eau, gaz, electricite, telephone, chauffage, ascenseur, monte-charges etc. . .


ARTICLE 7 - TRAVAUX - INSTALLATIONS - AMENAGEMENTS
--------------------------------------------------

     Le PRENEUR devra souffrir et laisser faire, sans pouvoir pretendre a aucune indemnite, ni diminution de loyer, tous travaux de reparation, reconstruction, surelevation, agrandissement et autres, que le BAILLEUR serait amene a faire executer en cours de bail dans les lieux loues, ainsi que dans l'immeuble dont ils dependent, quelles qu'en soient la nature et la duree, cette derniere excedat-elle quarante jours, et ce, par derogation expresse a l'article 1724 du Code Civil.

     Le PRENEUR devra obligatoirement, pendant tout le cours du bail, conserver en bon etat d'entretien lesdits locaux et tous les amenagements qu'il aura apportes, en conformite avec les articles 1754 et 605 du Code Civil.

     Le PRENEUR ne pourra effectuer dans les lieux loues de travaux qui puissent changer la destination de l'immeuble ou nuire a sa solidite.

     De meme, il ne pourra faire supporter aux planchers une charge superieure a leur resistance sous peine d'etre responsable de tous desordre au accidents.

     Tous les travaux comportant changement de distribution, demolitions ou percements de murs, de poutres ou de planchers, d'installation de machinerie qu'elle qu'en soit la source d'energie, devront faire l'objet d'une autorisation prealable et ecrite du Bailleur.

     Pour obtenir celle-ci, le Preneur communiquera au BAILLEUR tous documents relatifs aux travaux ou installations projetes tels que plans, notes techniques, devis etc. . .

     Les travaux devront etre executes aux frais, risques et perils du Preneur et sous la surveillance d'un atchitecte ou d'un Bureau d'Etudes Techniques agree par le BAILLEUR, et dont les honoraires seront supportes par le PRENEUR.

     Le PRENEUR fera son affaire personnelle de toutes reclamations faites par les autres occupants de l'immeuble, les voisins ou les tiers, notamment pour bruits, odeurs, chaleur ou trepidations.

     Le PRENEUR devra, en fin de bail, de quelque maniere qu'elle arrive, rendre les locaux loues ainsi que les additions apportees en parfait etat d'entretien et de reparations. Tous les embellissements, ameliorations, installations et decors quelconques qui seraient faits au cours du bail, resteront, a la fin de celui-ci, de quelque maniere qu'elle arrive, la propriete du BAILLEUR, sans aucune indemnite, a moins que celui-ci prefere demander la retablissement des lieux dans leur etat primitif aux frais du PRENUER, meme s'il a autorise ces travaux.

     Le PRENEUR ne pourra poser, sans l'accord prealable ecrit du BAILLEUR, ni plaque, ni enseigne, ni store, ou realiser une installation quelconque interessant l'aspect exterieur de l'immeuble.

     Le PRENEUR fera son afaire personnelle des autorisations administratives exigees et du reglement des taxes qui pourraient etre dues de ce fait, de facon a ce que le Bailleur ne soit jamais inquiete ni recherche a ce sujet.


Article 8 - ENTRETIEN
---------------------

     Le PRENEUR devra entretenir a ses frais tous equipements specifiques, tels que climatisation, ventilation, installations electriques et telephoniques, conformement aux normes en vigueur et les rendre en bon etat d'utilisation. A cette fin, il souscrira tous contrats d'entretien.

     Le PRENEUR devra maintenir les fermetures, volets, rideaux de fermeture en bon etat de proprete, d'entretien et de fonctionnement. Il devra, de la meme facon, proceder a la refection de toutes les peintures, au moins tous les cinq ans.

     Enfin, il devra entretenir les revetements de sols en parfait etat, et notamment remedier a l'apparition de taches, brulures, dechirures, trous ou decollements.

     A defaut d'execution, le BAILLEUR pourra se substituer au Preneur et les faire realiser par une entreprise de son choix, aux fraix exclusifs du PRENEUR, sans prejudice de tous frais de remise en etat consecutifs a des dommages causes par l'inobservation des dispositions de la presente clause.

     Le PRENEUR ne devra, en aucun cas, rien faire ou laisser faire qui puisse deteriorer les locaux, et il devra prevenir immediatement le BAILLEUR de toute atteinte qui serait portee a la propriete, de toutes degradations ou deteriorations qui viendraient a se produire dans les locaux loues, et qui rendraient necessaires des travaux incombant au BAILLEUR.

Article 9 - VISITE ET SURVEILLANCE DES LOCAUX
---------------------------------------------

     Le BAILLEUR aura le droit de faire visiter les locaux loues par son architecte ou son mandataire, au moins une fois par an, pour s'assurer de l'execution de tous travaux d'entretien, de reparation et de ravalement.

     De meme, le PRENEUR devra laisser au representant du BAILLEUR l'acces des locaux loues chaque fois qu'il jugera utile et notamment en cas de travaux, et durant les six derniers mois de jouissance.


Article 10 - CONTRIBUTIONS - IMPOTS - TAXES
-------------------------------------------

     Le PRENEUR devra payer ses contributions personnelles, mobiliers, taxe professionnelle, taxes locatives et autres de toute nature le concernant particulierement ou relatives a son commerce, auxquelles les locataires sont ou pourront etre assujettis, de supporter la taxe d'enlevement des ordures menageres, la taxe de balayage, toutes nouvelles contributions, taxes municipales ou autres et augmentations d'impots pouvant etre creees a la charge des locataires, de toute nature et sous quelque denomination que ce puisse etre, et de rembourser au BAILLEUR sur simple requete de sa part les sommes avancees par lui a ce sujet, de supporter la charge d'impot foncier ou tout nouvel impot sur les proprietes baties ou non baties pouvant lui etre substitue.

     De supporter, a compter du jour de la mise a disposition, toutes les charges de ville et de police et de se soumettre a tous les reglements en vigueur, et specialement, aux regles de sa profession.


Article 11 - RESPONSABILITE - RECOURS
-------------------------------------

     Le PRENEUR assurera les risques propres a son exploitation. Il devra en particulier souscrire :

     a) une police d'assurance responsabilite civile garantissant les consequences pecuniaires de la responsabilite civile qu'il peut encourir en raison des dommages corporels, materiels et immateriels causes aux tiers.

     b) une police d'assurance incendie, explosions, degats des eaux garantissant :

          - ses biens propres a concurrence de leur valeur d'assurances au jour du sinistre,

          - ses responsabilites d'occupant a l'egard des voisins et des tiers en general.

     La police d'assurance definie a l'alinea ci-dessus, devra comporter une clause de renonciation a recours contre le BAILLEUR.

     Le PRENEUR s'engage a rembourser au BAILLEUR tous frais d'assurances de l'immeuble et toutes surprimes qui, en raison de son etat et de son fait, seraient reclamee au BAILLEUR.

     Il s'engage a aviser, par lettre recommandee, le BAILLEUR de toute cause de risques aggravants (incendie, explosion, degats des eaux) pouvant resulter de la creation de son commerce ou de toute modification de son activite, celui-ci ne pouvant etre tenu pour avise de l'existence de risques aggravants que par le reception de ladite lettre.

     Les primes de ces differents contrats seront a la charge exclusive du PRENEUR qui s'oblige a leur paiements; il justifiera du paiements de ces primes et de l'existence d'une clause de renonciation a recours contre le BAILLEUR a toute requisition, en produisant une attestation de ses assureurs precisant egalement le montant des capitaux assures.

     Le PRENEUR s'engage a renoncer a tout recours en responsabilite contre le BAILLEUR, notamment :

     a) en cas de vol, cambriolage ou tout acte delictueux ou criminel dont le PRENEUR pourrait etre victime dans les lieux loues.

     b) au cas ou les lieux viendraient a etre detruits en partie ou en totalite ou expropries.

     c) en cas de troubles apportes a la jouissance par le fait de tiers quelle que soit leur qualite, le PRENEUR devant agir directement contre eux sans pouvoir mettre en cause le BAILLEUR.

     Le Preneur devra proceder a l'installation d'extincteurs portatifs conformement au reglement de l'assemblee pleniere des compagnies et des Societes d'assurance contre l'incendie.

     Il est expressement specifie que l'incendie ou la destruction pour tout autre cause des constructions, totale ou partielle n'entrainera pas la resiliation ni la suspension du present bail et le loyer ci-apres et aux epoques convenues, sauf au PRENEUR de s'assurer des pertes et des dommages pouvant resulter pour lui des sinistres.

Article 12 - CESSION DE BAIL - SOUS-LOCATION
--------------------------------------------

     Le PRENEUR ne pourra ceder son droit au present bail sans le consentement expres et par ecrit du Bailleur.

     Toutefois, il pourra librement ceder ledit droit au bail a l'acquereur de son fonds de commerce ou de son entreprise.

     Toute cession devra avoir lieu par acte notaire ou sous seing prive auquel le BAILLEUR sera appele.

     Les cessionnaires devront s'obliger solidairement avec le Preneur au paiement des loyers et a l'execution des conditions du bail.

     Quant au PRENEUR, il restera repondant solidaire de son successeur et de tour successeurs successifs au paiement des loyers et de l'execution des conditions du bail.

     Une copie executoire de l'acte de cession ou un original enregistre devra etre remis au BAILLEUR, sans frais pour lui, le PRENEUR etant tenu de respecter les regles de l'article 1690 du Code Civil.

     En outre, tous ceux qui seront devenus successivement cessionnaires du bail demeureront tenus envers le Bailleur, solidairement entre eux et avec le PRENEUR, au paiement des loyers et a l'execution des conditions du bail pendant toute la duree de celui-ci alors meme qu'ils ne seraient plus dans les lieux et auraient meme cede leur droit.

     Le PRENEUR s'interdit formellement, sous peine de resiliation du bail :

     - de sous-louer tout ou partie des locaux objet des presentes, sans le consentement expres et par ecrit du BAILLEUR.

     - de conceder la jouissance des lieux a qui que ce soit, meme a titre gratuit ou precaire.

     Toutefois, et par derogation, le BAILLEUR autorise la PRENEUR a sous-louer a toutes filiales ou societes de son Groupe dans lesquelles il aurait une participation directe ou indirecte au Capital Social, mais a la condition expresse que la BAILLEUR n'ait jamais a connaitre, tant pour le paiement du loyer que pour l'execution des clauses du present bail, que le PRENEUR qui en demeurera seul responsable et que le PRENEUR rapporte, prealablement au BAILLEUR la justification de la filiation du sous-locataire au sens de l'article 145 du Code General des Impots.

     Le PRENEUR devra notifier au BAILLEUR les modifications des statuts de la Societe preneuse (transformation, changement de denomination ou de raison sociale, changement de Siege Social ...) dans le mois de la modification.

     Le PRENEUR devra signifier au BAILLEUR dans les formes prevues par l'article 1690 du Code Civil toute fusion ou apport partiel d'actif. En cas d'apport partiel d'actif, la Societe apporteuse restera garante et repondant solidaire du beneficiaire de l'apport, du paiement des loyers et charges et de l'execution des conditions du bail.


Article 13 - RESTITUTION DES LOCAUX
-----------------------------------

     En fin de bail, le PRENEUR devra, quinze jours a l'avance, informer le BAILLEUR de la date a laquelle il demenagera et lui communiquer sa nouvelle adresse.

     Avant de demenager, le PRENEUR devra, prealablement a tout enlevement, meme partiel des mobiliers et materiels, avoir acquitte la totalite des termes de loyer et accessoires et justifier par presentation des acquits, du paiement des contributions a sa charge tant pour les annees que pour l'annee en cours.

     Le PRENEUR devra, au plus tard le jour de l'expiration du bail, rendre les lieux loues en bon etat de reparation, ce qui sera constate par un etat des lieux a la suite duquel le PRENEUR devra remettre les clefs au BAILLEUR. Cet etat des lieux, dont la date sera determinee par lettre emanant du PRENEUR, comportera s'il y a lieu le releve des reparations a effectuer.

     A defaut, l'etat des lieux sera dresse le jour de l'expiration du bail ; au cas ou le PRENEUR ne serait pas present au jour et heure fixes pour l'etat des lieux, celui-ci sera etabli par un Huissier qui pourra se faire assister d'un serrurier pour penetrer dans les locaux, les frais correspondants etant a la charge du PRENEUR.

     Si des reparations ou travaux s'averaient necessaires, le PRENEUR devra, dans les huit jours calendaires de la notification des devis etablis par un Bureau d'Etudes Techniques ou des entreprises agreees par le BAILLEUR, donner son accord sur lesdits devis.

     Si le PRENEUR ne manifeste pas son intention dans le delai ci-dessus, les devis seront reputes agrees et le BAILLEUR pourra les faire executer par des entreprises de son choix en en reclamant le montant au PRENEUR.

     Si le PRENEUR manifeste son intention de les executer lui-meme, il devra s'engager, a titre de condition essentielle et determinante, a les faire executer par des entreprises qualifiees et agreees par la BAILLEUR.

                                CHAPITRE III

                           OBLIGATIONS FINANCIERES
                           -----------------------

ARTICLE 14 - LOYER
------------------

     Le present bail est consenti et accepte moyennant un loyer HT principal annuel, valeur de base dont le montant est de :

FRS 310 600. - H.T.  (TROIS CENT DIX MILLE SIX CENTS FRANCS HT)

que le PRENEUR s'oblige a payer d'avance au BAILLEUR en quatre termes egaux, le premier jour de chaque trimestre.

     Le premier reglement devant intervenir le 1er aout 1989 et correspond a la periode du : 1er aout 1989 au 31 aout 1989.

     Le paiement mensuel se poursuivra jusqu'au 31 decembre 1989. Ensuite, le paiement s'effectuera par trimestre et d'avance.

ARTICLE 15 - ACCESSOIRES DU LOYER
---------------------------------

     Le PRENEUR remoursera au BAILLEUR sa quote-parte des charges, contributions, assurances, taxes et prestations au prorate du nombre de milliemes de charges generales ou speciales affectees aux lots loues.

     Ce remboursement s'effectuera par appel d'une provision trimestrielle versee par le PRENEUR en sus du loyer et en meme temps, dont le montant est fixe a : 18.000.- Frs HT

     Le BAILLEUR se reservant la faculte de modifier a tout moment le montant de ladite provision pour tenir compte de la fluctation des charges.

     A la cloture de chaque periode annuelle, le montant des provisions versees sera regularise en plus ou en moins, en fonction du releve reel de l'ensemble des charges.

ARTICLE 16 - TAXES ET DROITS
----------------------------

     Le loyer et ses accessoires ci-dessus mentionnes s'entendent hors taxes, le BAILLEUR ayant opte pour l'assujetissement a la T.V.A. en application de l'article 260-2 degre du C.G.I.

     Le PRENEUR s'engage a acquitter entre les mains du BAILLEUR le montant de la T.V.A. ou toute autre taxe nouvelle ou de substitution, ou tout autre droit, au taux legalement en vigueur au jour de chaque reglement.

ARTICLE 17 - CLAUSE DE REVISION DU LOYER
----------------------------------------

     De convention expresse entre les parties, sans quoi le present bail n'aurait pas ete consenti, ladite clause etant une condition determinante, le loyer tel qu'il est defini ci-dessus est revisable tous les 1er juillet de chaque annee et pour la premiere fois le 1er juillet 1990 en fonction de la variation de l'Indice National INSEE France, entiere du cout de la construction.

     Pour le calcul du loyer revise, l'indice INSEE a prendre en consideration sera le dernier indice publie par le Ministere de l'Equipement et du Logement au moment de la demande de revision.

     La comparaison sera effectuee avec l'indice INSEE, reference dernier indice publie au 4eme trimestre 1988, soit : 919.

     Au cas ou l'indice mentionne ci-dessus ne serait plus publie, les parties adopteront l'indice officiel de remplacement et utiliseront la formule de raccordement adequate.

     La presente indexation annuelle exclut et remplace la revision triennale prevue par l'article 27 du decret du 30 decembre 1953.

     Si l'indice vise au present article venait a cesser de faire l'objet d'une publication par l'INSEE, les parties decident de se referer a toute autre publication de l'indice retenu qui serait assuree par tel organisme public ou prive des statistiques choisi par elles d'un commun accord, ou, faute d'accord, designe par le President du Tribunal de Commerce de Paris.


ARTICLE 18 - MODALITE DE REGLEMENT
----------------------------------

     Tous paiements auront lieu au domicile du BAILLEUR ou de son Mandataire, par cheque ou virement ou prelevement bancaire.

     En cas de non paiement a echeance du loyer du par le PRENEUR ou de toute autre somme due en vertu du present bail, et qui n'aurait pas ete reglee dans les delais requis, le BAILLEUR percevra de plein droit et huit jours apres, une mise en demeure prealable demeuree infructueuse, un interet de retard a dater de la date d'echeance calcule "prorata temporis" au taux de base bancaire majore de quatre points, tout mois commence etant du en entier.

ARTICLE 19 - DEPOT DE GARANTIE
------------------------------

     Pour garantir l'execution des obligations incombant au PRENEUR celui-ci verse au BAILLEUR qui le reconnait une somme de 77 650.- correspondant a TROIS MOIS de loyer H.T.

     Le BAILLEUR pourra librement disposer du depot de garantie jusqu'a l'expiration du bail, ledit depot etant affecte au reglement des indemnites que le PRENEUR pourrait devoir au BAILLEUR a sa sortie des lieux.

     De convention expresse, le depot de garantie ne sera pas productif d'interets.

En cas de modification du montant du loyer, ce depot de garantie sera diminue ou majore de maniere a correspondre toujours a trois mois de loyer en principal.

Dans le cas de resiliation du bail, comme il va etre dit plus loin, par suite d'inexecution de l'une de ses conditions pour une cause quelconque imputable au PRENEUR, le depot de garantie restera acquis au BAILLEUR, a titre des premiers dommages et interets, sans prejudice de tous autres.

A l'expiration normale de la jouissance des lieux, ce depot sera restitue au PRENEUR, apres demenagement et remise des clefs deduction faite de toutes sommes dont le PRENEUR pourrait etre debiteur envers le BAILLEUR, etant observe et convenu que le PRENEUR ne pourra jamais imputer des loyers, charges et accessoires sur ces derniers mois des jouissance par compensation avec le depot de garantie entre les mains du BAILLEUR.

                                CHAPITRE IV

                             AUTRES OBLIGATIONS
                             ------------------


ARTICLE 20 - CLAUSE RESOLUTOIRE
-------------------------------

Le PRENEUR devra maintenir les locaux loues pendant tout le cours du bail, constamment garnis de materiel et objets mobiliers en quantite et valeur suffisantes pour repondre du paiement du loyer et de l'execution des conditions du bail.

ARTICLE 21 - CLAUSE RESOLUTOIRE
-------------------------------

     Il est expressement convenu qu'a defaut de paiement a son echeance d'un seul terme de loyer ou de tout rappel de loyer consecutif a une augmentation de celui-ci par application de la clause de revision, comme a defaut de remboursement de frais, taxes locatives, impositions, charges de copropriete ou prestations qui constituent l'accessoire ou, enfin, a defaut de l'execution de l'une ou l'autre des conditions du bail ou du reglement de copropriete qui fera egalement la convention des parties, et un mois apres un simple commandement de payer ou une sommation d'executer la clause notee demeuree sans effet, le present bail sera resilie de plein droit si bon semble au BAILLEUR sans qu'il soit besoin de formuler une demande en justice.

     Du jour de la resiliation du bail, le BAILLEUR rentrera immediatement, de plein droit, dans la libre disposition des lieux loues.

     Dans le cas ou le PRENEUR se refuserait a evacuer les lieux de corps et de biens, son expulsion ainsi que celle de tout occupant de son chef pourrait avoir lieu sans delai en vertu d'une simple ordonnance de refere rendue par
Monsieur le President du Tribunal de Grande Instance a qui competence de juridiction est expressement attribuee aux termes des presentes.

     Cette ordonnance sera executoire par provison sur minute et avant enregistrement nonobstant effet.

     A defaut par le PRENEUR d'evacuer les locaux, il sera redevant au BAILLEUR de plein droit, et sans auxcun preavis, d'une indemnite d'occupation fixee d'ores et deja, pour chaque jour de retard, au double du loyer en cours, calcule prorata temporis.

     Tous les frais necessites par l'expulsion y compris les honoraires d'avocat et ses suites, seront a la charge du PRENEUR.

ARTICLE 22 - FRAIS ET ENREGISTREMENT
------------------------------------

     Le PRENEUR prendra a sa charge, tous les frais occasionnes par la prise a bail des locaux faisant l'objet des presentes, a savoir :

     - honoraires de Negociation et de Conseil de la Societe IMPAC Conseil en Immobilier d'Entreprise.

     -  honoraires de redaction de bail

     - droits de timbre et d'enregistrement (en cas d'enregistrement des presentes) selon le decompte et les factures qui lui on ete precedemment soumis.


ARTICLE 23 - ELECTION DE DOMICILE
---------------------------------

     Pour l'execution des presentes et de leurs suites, les parties font election de domicile en leur siege social respectif.

     Tout litige concernant l'execution des presentes et de leurs suites sera soumis aux tribunaux de Paris.


Fait a Paris,
Le 14 juin 1989

                                                  Mots rayes
En trois exemplaires                              Mots rajoutes


LE BAILLEUR                                 LE PRENEUR
-----------                                 ----------

Lu et approuve                              Lu et approuve

                             RESUMES DES CONDITIONS
                                 PARTICULIERES

1 - DESIGNATION
    -----------

    - Immeuble     = 13 RUE DU PONT DES HALLES 94150 RUNGIS
    - Locaux loues = 385 m2 + 12 emplacements voiture exterieurs

2 - DATES DE REFERENCE
    ------------------

    - Date d'effet du present bail        = ler aout 1989
    - Date de mise a disposition          = ler aout 1989
    - Date d'exigibilite du premier loyer = ler aout 1989

3 - DESTINATION
    -----------

    - Activites du PRENEUR = GENIE PRODUCTIQUE
                             GESTION DE PRODUCTION
    - Usage                = Bureaux a usage administratif
                             et commercial

4 - REGIME FISCAL T.V.A. a 18,60 %
    ------------------------------
5 - LOYER ANNUEL DE BASE
    --------------------

    - Loyer annuel de base hors taxes = 310 660,-  Frs
    - Taxes                           =  57 371,60 Frs
    - Loyer annuel de base T.T.C.
      soit la somme de :              = 368 371,60 Frs

      Paiement du premier terme le    = ler aout 1989
      Prorata temporis jusqu'au       = paiement mensuel jusgu'au
                                        31 Decembre 1989

6 - PROVISION MINIMALES SUR CHARGES          18.000.- Frs
    -------------------------------

7 - DEPOT DE GARANTIE                        77.650.- Frs
    -----------------

8 - INDICES DE REFERENCE        4eme trimestre 1988 : 919
    --------------------

9 - AUTRES CONDITIONS PARTICULIERS
    ------------------------------

    - Autorisation de sous-location a toutes filiales ou societes de son groupe
    - Autorisation de cession sous reserve d'acceptation du Bailleur.

Paris, le 14 Juin 1989

Le Bailleur                                     Le Preneur

                            SUMMARY OF SCHEDULE 4.s

The attached exhibit contains the employment agreements of all employees of Genie Productique et Gestion de Production ("GP2"). Each contract consists of GP2's standard form of employment agreement. The employment agreements generally cover job descriptions, duration of employment, place of work, compensation, hours of work, paid holidays, notice requirement to terminate the contract, exclusivity of employment and confidential information. Each employee is also subject to GP2's profit sharing agreement. The profit sharing agreement provides all employees with a minimum of six months of service, the opportunity to participate in the net profits of the company as determined by the company's chartered accountants. Under the terms of the agreement, employees are eligible to share 20 percent of the company's net profits to a maximum of 10 percent of the individual employees' annual base salaries allocated proportionately over the company's total salary base. The profit sharing agreement has a three year term expiring on December 31, 1997 and contains a three year renewal option.

                                 SCHEDULE 4.s
                                 ============





                               -----------------

                                     4.s

                               -----------------



                      ===================================


                               LISTE DES SALARIES

                            CONTRAT D'INTERESSEMENT


                      ====================================

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



                      LISTE DU PERSONNEL DE LA SOCIETE GP2
                      ====================================



                                   Eric ANDRE

                                  Bruni ANZOLA

                                Isabelle BLANZY

                                 Celine BRETEAU

                                 Philippe BURON

                               Christian DEPINOY

                                 Valerie DIVARE

                               Christine DROCHON

                                 Lionel FLEURY

                                Frederic MIGNOT

                                 Mohamed MHIRI

                                Isabelle SCHMITT

                               Francoise VINCENT

                                 Michel VINCENT

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]


Rungis, le 10 Janvier 1994

                                          Monsieur Eric ANDRE


                                          5 Avenue du Parc

                                          92400 COURBEVOIE


OBJET :  CONTRAT DE TRAVAIL
-----    (Application de la Directive Europeenne du 14 October 1991)


Monsieur,

Nous vous confirmons ci-apres, le conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauche le 01/08/1982 par la societe SESA. Votre contrat de travail a ete transfere de SESA a GP2 le 28/02/1985, dans le cadre d'une cession partielle de fonds de commerce.

Votre anciennete au 01 Janvier 1994 est donc de 11 ans et 5 mois.

Le conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de :    Ingenieur Principal

            Position repere     :    3.1
            Indice hierarchique :    170

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France et parfois a l'Etranger.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.



ARTICLE 4 - FONCTION
--------------------

Votre fonction d'Ingenieur Principal vous amenera a prendre la responsabilite, en tant que chef de projet, de projets informatiques confies a l'entreprise.

Vous serez en outre membre du comite de direction de l'entreprise.



ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suite :

vos appointements mensuels seront de 22.800 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 273.600 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.



ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.


ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE REPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des information confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.

Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.

Veuillez agreer, Monsieur, l'expression de nos setiments distingues.


Lu et approuve

                                                Michel VINCENT
                                          President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1.- DEFINITIONS
    ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee


Sont pris en compte UNIQUEMENT :
-  les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-  la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations, de service en-cours, produits constates d'avance, ...).


2.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x F (R/O)

ou

f (R/O) = 0               si (R/O) - 0,8

f (R/O) = 5 R/O - 4       si 0,8 <R/O - 1

f (R/O) = R/O             si 1 <R/O - 2

f (R/O) = 2               si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :


1er trimestre  A1 = SF x K x F (R1/01)


2eme trimestre  A2 = SF x K x f (R2/02) - A1


3eme trimestre  A3 = SF x K x f (R3/03) - A1 - A2


4eme trimestre  A4 = SF x K x f (R/0) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee


O1 = 0/4; O2 = 0/2; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Monsieur Eric ANDRE est egal a: 0,12

                                    [ LOGO ]

                      [ CONTRAT DE QUALIFICATION -- FORM ]

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



 Rungis, le 10 Janvier 1994

                                                    Mademoiselle Isabelle BLANZY

                                                    3 Allee ds Acacias

                                                    94400 VITRY SUR SEINE


OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)

Mademoiselle,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauchee le 25/07/1988, apres un stage d'initiation a la vie professionnelle de 6 mois.

Votre anciennente au 01 Janvier 1994 est donc de 5 ans et 11 mois.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employee en qualite de : Secretaire

                 Position repere : 2.3
             Indice hierarchique : 355

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez basee en nos bureaux de RUNGIS.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Vous exercerez la fonction de responsable du secretariat de l'entreprise, en prenant plus particulierement en charge le secretariat commercial.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 10.000 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 120.000 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.


ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.



ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.



ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.



ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.



ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.



ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.

Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention
"Lu et approuve", chaque page devant etre paraphee.


Veuillez agreer, Mademoiselle, l'expression de nos sentiments distingues.




Lu et Approuve


                                                      Michel VINCENT

                                                President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1. - DEFINITIONS
     ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte uniquement :
                    ----------
-    les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-    la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).

2. - CALCUL DE LA PRIME
     ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f (R/O)

ou

f(R/O) = 0             si (R/O) - 0,8

f(R/O) = 5R/O - 4      si 0,8 <R/O - 1

f(R/O) = R/O           si 1 <R/O - 2

f(R/O) = 2             si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :


1er trimestre  A1 = SF x K x f(R1/O1)


2eme trimestre  A2 = SF x K x f(R2/O2) - A1


3eme trimestre  A3 = SF x K x f(R3/O3) - A1 - A2


4eme trimestre  A4 = SF x K x f(R/O) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee


O1 = 0/4; O2 = 0/2; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Mademoiselle Isabelle BLANZY est egal a : 0,05

                           [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



Rungis, le 03 Novembre 1994

                                       Mademoiselle Celine GAYRAUD (ac Breteau)


                                       6 Villa de l'Industrie

                                       93400 SAINT OUEN






OBJET : CONTRAT DE TRAVAIL
-----   (Application de la Directive Europeenne du 14 Octobre 1991)





Mademoiselle,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe.

Vous etes embauchee a compter du 14 Novembre 1994.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employee en qualite de :      Analyste Programmeur

     Position repere             :      2.2

     Indice hierarchique         :      310

ARTICLE 2 - DUREE DE L'ENGAGEMENT/PERIODE D'ESSAI
-------------------------------------------------

Le present contrat qui prend effet au 14 Novembre 1994 est conclu pour une duree indeterminee.

Conformement a la Convention Collective citee a l'article 13, votre embauche ne sera definitive qu'apres une periode d'essai d'un mois qui pourra etre eventuellement prolongee d'une periode de meme duree.



ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez basee en nos bureaux de RUNGIS.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.



ARTICLE 4 - FONCTION
--------------------

Votre fonction d'analyste-programmeur consistera a developper des programmes specifiques pour le compte de clients de GP2 utilisant le progiciel GPIC (modifications de fonctions existantes ou realisation de fonctions nouvelles).



ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 10.000 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 120.000 Francs.



ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifier des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.



ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusive-ment votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.


ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.


ARTICLE 15 - VISITE MEDICALE
----------------------------

Vous aurez l'obligation de vous soumettre a la visite de la Medecine du travail, votre contrat de travail ne devenant effectif qu'apres que vous ayez satisfait a cette obligation.





Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.

Veuillez agreer, Mademoiselle, l'expression de nos sentiments distingues.

Lu et approuve



                                                MICHEL VINCENT
                                          President Directeur General

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]


Rungis, le 10 Janvier 1994



                                                Monsieur Philippe BURON

                                                1 Allee des Romantiques
                                                92290 CHATENAY MALABRY


OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeene du 14 Octobre 1991)





Monsieur,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout contrat signe precedemment.

Vous avez ete embauche le 01/10/91.

Votre anciennete au 01 Janvier 1994 est donc de 2 ans et 3 mois.

Les conditions de votre collaboration sont les suivantes :


ARTICLE - STATUT
----------------

Vous etes employe en qualite de : Ingenieur principal

            Position repere     : 2.3
            Indice hierarchique : 150

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France et parfois a l'Etranger.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Dans le cadre de votre fonction d'ingenieur principal, vous assurerez la responsabilite, en tant que chef de projet, des projets d'informatisation qui sont confies a notre societe. Des activites diverses devront etre prises en charge : developpement de logiciels, installation, formation, assistance technique.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 23.000 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 276.000 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.


ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recuelli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONAL
--------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.

Pour la bonne regle vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.

Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.

Lu et approuve

                                                      Michel VINCENT
                                                President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================


1.-  DEFINITIONS
     ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte UNIQUEMENT :
-  les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-  la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).



2.-  CALCUL DE LA PRIME
     ==================

SF est le salaire fixe mensuel.
K est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f(R/O)

ou

f(R/O) = 0               si (R/O) - 0,8

f(R/O) = 5 R/O - 4       si 0,8 <R/O - 1

f(R/O) = R/O             si 1 <R/O - 2

f(R/O) = 2               si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suite :

1er trimestre                   A1 = SF x K x F(R1/O1)

2eme trimestre                  A2 = SF x K x f(R2/O2) - A1

3eme trimestre                  A3 = SF x K x F(R3/O3) - A1 - A2

4eme trimestre                  A4 = SF x K x f(R/O) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ; O2 = 0/2 ; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Monsieur Philippe BURON est egal a : 0,10

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



Rungis, le 10 Janvier 1994


                                   Monsieur Christian DEPINOY


                                   5 Rue de Carnac

                                   78180 MONTIGNY LE BRETONNEUX



OBJET : CONTRAT DE TRAVAIL
-----   (Application de la Directive Europeenne du 14 October 1991)



Monsieur,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauche le 19/03/1984 par la societe SESA. Votre contrat de travail a ete transfere de SESA a GP2 le 28/02/1985, dans le cadre d'une cession partielle de fonds de commerce.

Votre anciennete au 01 Janvier 1994 est donc de 9 ans et 9,5 mois.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de :   Directeur General Adjoint

            Position repere     :   3.2
            Indice hierarchique :   210

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France et parfois a l'Etranger.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Votre fonction de Directeur General Adjoint vous amene a participer a la direction de l'entreprise, en tant qu'adjoint direct du President Directeur General.

Votre fonction operationnelle consiste a piloter la plupart des projets informatiques confies a l'entreprise.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 30.000 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 360.000 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.


ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contract sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.

Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention
"Lu et approuve", chaque page devant etre paraphee.

Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.

du et approuve


Christen DEPINOY                                Michel VINCENT
                                          President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1.- DEFINITIONS
    ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte UNIQUEMENT :

- les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materials, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
- la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).


2.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f (R/O)


ou

f (R/O) = 0                     si (R/O) - 0,8

f (R/O) = 5 R/O - 4             si 0,8 <R/O - 1

f (R/O) = R/O                   si 1 <R/O - 2

f (R/O) = 2                     si R/O - 2

3.- ACOMPTES VERSES
    ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :


1er trimestre           A1 = SF x K x f (R1/O1)

2eme trimestre          A2 = SF x K x f (R2/O2) - A1

3eme trimestre          A3 = SF x K x f (R3/O3) - A1 - A2

4eme trimestre          A4 = SF x K x f (R/O) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4;   O2 = 0/2;    O3 = 3/4 O

Ai ne peut jamais etre negatif.


4.- VALEUR DU COEFFICIENT K
    =======================

Le coefficient K de Monsieur Christian DEPINOY est egal a : 0,22

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]





                    CONTRAT DE TRAVAIL A DUREE INDETERMINEE



Entre les soussignes :

-  GENIE PRODUCTIQUE - GESTION DE PRODUCTION, ci-dessous denommee GP2,
-  et Mademoiselle Valerie DIVARE.

Il a ete convenu ce qui suit :


ARTICLE 1 - ENGAGEMENT
----------------------

GP2 engage Mademoiselle Valerie DIVARE a duree indeterminee, a compter du 13 Juin 1988. Ce contrat pourra cesser a l'initiative de l'une des parties, conformement aux dispositions legales et conventionnelles.



ARTICLE 2 - PERIODE D'ESSAI
---------------------------

Le present contrat ne deviendra definitif qu'a l'issue d'une periode d'essai de 1 mois, prolongee des periodes de conges prises pendant cette periode d'essai.

Au cours de la periode d'essai, chacune des parties pourra resilier le present contrat sans autre preavis que celui prevu a l'article 14 de la convention collective SYNTEC-CICF qui regit les rapports des deux co-contractants.

ARTICLE 3 - FONCTION ET CLASSEMENT
----------------------------------

Mademoiselle Valerie DIVARE exercera ses fonctions aux conditions ci-dessous definies :

- Fonction               : Analyste-Programmeur
- Lieu de travail        : RUNGIS
- Position repere        : 2.1
- Indice hierarchique    : 275


ARTICLE 4 - REMUNERATION
------------------------

La remuneration actuelle de Mademoiselle Valerie DIVARE est fixee a 97.500 Francs verses en 13 mensualites.

La 13eme mensualite est versee en deux parties, le 30 Juin et le 30 Novembre, au prorata du temps de presence apprecie au moment du versement.

Dans le cas ou l'horaire hebdomadaire pratique, actuellement fixe a 39h50 devrait etre modifie en plus ou en moins, de maniere importante et durable, le traitement de Mademoiselle Valerie DIVARE, bien que forfaitaire, serait revise en fonction de ce nouvel horaire.


ARTICLE 5 - EXCLUSIVITE DE SERVICES
-----------------------------------

Mademoiselle Valerie DIVARE reservera l'exclusivite de ses services a GP2 pendant toute la duree du present contrat et s'interdit, en particulier, d'exercer toute autre activite pour le compte d'un autre employeur, meme si ce dernier n'est pas un concurrent de GP2.


ARTICLE 6 - SECRET PROFESSIONNEL
--------------------------------

Mademoiselle Valerie DIVARE s'engage a ne communiquer a qui que ce soit les procedes de fabrication et les methodes commerciales de GP2 qui seront portes a sa connaissance et a n'en faire aucun emploi pour son compte personnel, ou pour le compte d'une entreprise concurrente.


ARTICLE 7 - MATERIELS ET DOCUMENTS
----------------------------------

GP2 pourra etre amenee a confier a Mademoiselle Valerie DIVARE des echantillons, produits, materiels, plans, fichiers, programmes et logiciels informatiques, documents divers en depot ou pour en faire un usage determine. Mademoiselle Valerie DIVARE s'interdit expressement d'en faire un usage autre que celui autorise par l'exercice de ses fonctions.

ARTICLE 8 - CLAUSE DE NON CONCURRENCE
-------------------------------------

En cas de cessation du contrat de travail pour queque cause que ce soit, Mademoiselle Valerie DIVARE s'interdit, a dater de cette cessation, d'entrer au service d'une entreprise concurrente ou de s'interesser directement ou indirectement a toute fabrication et a tout commerce pouvant concurrencer les produits ou les articles fabriques ou commercialises par GP2.

La duree de cette interdiction de concurrence sera de 1 an, renouvelable une fois.

Mademoiselle Valerie DIVARE percevra en contrepartie et pendant la duree de cette obligation de non concurrence, une indemnite mensuelle speciale egale a 5/10eme de la moyenne mensuelle du traitement percu, ainsi que les avantages et gratifications contractuels dont il aura beneficie au cours de ses douze derniers mois de presence a GP2.

ARTICLE 9 - OBLIGATIONS
-----------------------

Pendant la duree de son contrat, Mademoiselle Valerie DIVARE s'engage a respecter les instructions qui lui seront donnees par GP2 et a se conformer aux regles relatives au fonctionnement interne de la Societe.

Mademoiselle Valerie DIVARE devra informer GP2 de tout changement qui interviendrait dans la situation qu'il a indiquee lors de son engagement.

Mademoiselle Valerie DIVARE declare n'etre formellement liee a la date d'entree en fonction a aucune autre entreprise et etre libre de tout engagement, toute fausse declaration etant de nature a mettre en jeu sa responsabilite.

Le present contrat est regi par la Convention Collective Nationale des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societes de conseil SYNTEC-CICF.

Nous vous demandons de nous retourner ce contrat revetu de votre paraphe sur chaque page et de votre signature precedee de la mention manuscrite "LU ET APPROUVE".


                                                   Fait le 24 mai 1988.
Lu et approuve                                Le President Directeur General



Valerie DIVARE                                        Michel VINCENT
--------------                                        --------------

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



                        AVENANT AU CONTRAT DE TRAVAIL DE
                        ================================

                          Mademoiselle Valerie DIVARE
                                LES PRES LE ROY
                            77170 BRIE COMTE ROBERT



1.-  OBJET
     =====

L'objet de cet avenant est de definir ou de redefinir les regles definissant la partie variable de la remuneration.


2.-  DATE D'EFFET
     ============

Les dispositions du present avenant prennent effet au 01/01/93.



3.-  DEFINITIONS
     ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de chiffre d'affaires de l'annee
R est le chiffre d'affaires realise

Sont pris en compte UNIQUEMENT :
-  les licences de progiciel GPIC,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de sous-traitance (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-  la maintenance GPIC,
concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

4.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon  PT = 12 x SF x K x f (R/O)

ou

  f (R/O) = 0                si (R/O) - 0,8

  f (R/O) = 5 R/O - 4        si 0,8 <(R/O) - 1

  f (R/O) = R/O              si 1 <R/O - 2

  f (R/O) = 2                si R/O - 2

5.- ACOMPTES VERSES
    ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimeste      A1 = SF x K x f (R1/O1)

2eme trimestre    A2 = SF x K x f (R2/O2) - A1

3eme trimestre    A3 = SF x K x f (R3/O3) - A1 - A2

4eme trimestre    A4 = SF x K x f (R/O) - A1 - A2 - A3

R1 est le chiffre d'affaires realise au 1er trimestre.
R2 est le chiffre d'affaires realise au 1er semestre.
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ;  O2 = 0/2 ;  O3 = 3/4 O

Ai ne peut jamais etre negatif.


6.- VALEUR DU COEFFICIENT K
    =======================

Le coefficient K de Mademoiselle Valerie DIVARE est egal a : 0,05.

Fait a RUNGIS, le




    Mademoiselle Valerie DIVARE                         Michel VINCENT

                                               President Directeur General de la
                                                     SA GENIE PRODUCTIQUE -
                                                     GESTION DE PRODUCTION

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



Rungis, le 10 Janvier 1994

                                                  Mademoiselle Christine DROCHON

                                                  49 Rue Daniel Fery
                                                  94800 VILLEJUIF

OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)

Mademoiselle,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauchee le 26/11/1990

Votre anciennete au 01 Janvier 1994 est donc de 3 ans et 1 mois.

Les conditions de votre collaboration sont les suivantes :

ARTICLE 1 - STATUT
------------------

Vous etes employee en qualite de : Secretaire

                 Position repere : 2.1
             Indice hierarchique : 275

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez basee en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Vous exercerez la fonction de secretaire, sous la responsabilite de la responsable du secretariat.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 8.800 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 105.600 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.


ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusive-ment votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.


ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.



Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.



Veuillez agreer, Mademoiselle, l'expression de nos sentiments distingues.


Lu et approuve



                                            MICHEL VINCENT

                                      President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================


1.-  DEFINITIONS
     ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte UNIQUEMENT :
-   les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-   la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance....).



2.-  CALCUL DE LA PRIME
     ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

SI R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f (R/O)

ou

f (R/O) = 0              si (R/O) - 0,8
f (R/O) = 5 R/O - 4      si 0,8 <R/O - 1
f (R/O) = R/O            si 1 <R/O - 2
f (R/O) = 2              si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre                   A1 = SF x K x f (R1/O1)

2eme trimestre                  A2 = SF x K x f (R2/O2) - A1

3eme trimestre                  A3 = SF x K x f (R3/O3) - A1 - A2

4eme trimestre                  A4 = SF x K x f (R/O) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ; O2 = 0/2 ; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Mademoiselle Christine DROCHON est egal a : 0,02

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]


Rungis, le 10 Janvier 1994

                                          Monsieur Lionel FLEURY


                                          19 Avenue Saint Louis

                                          94210 LA VARENNE SAINT HILAIRE





OBJET:  CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)




Monsieur,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauche le 01/04/1990.

Votre anciennete au 01 Janvier 1994 est donc de 3 ans et 9 mois.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de  :    Responsable des Ventes France

            Position repere      :    2.2
            Indice hierarchique  :    130

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France et parfois a l'Etranger.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Votre fonction de Responsable des Ventes France inclut la recherche de nouveaux clients, l'elaboration de propositions commerciales et la negociation des contrats.

Vous etes en outre membre du comite de direction de l'entreprise.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 20.000 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 240.000 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexa.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.


ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat ets regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.

Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention
"Lu et approuve", chaque page devant etre paraphee.

Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.


Lu et approuve                                             Michel VINCENT
                                                     President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1.- DEFINITIONS
    ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte UNIQUEMENT :
-    les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-    la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).



2.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f(R/O)

ou

f(R/O) = O            si (R/O) - 0,8

f(R/O) = 5 R/O - 4    si 0,8 <R/O - 1

f(R/O) = R/O          si 1 <R/O - 2

f(R/O) = 2            si R/O - 2

3.- ACOMPTES VERSES
    ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre      A1 = SF x K x F(R1/O1)

2eme trimestre     A2 = SF x K x f(R2/O2)-A1

3eme trimestre     A3 = SF x K x F(R3/O3)-A1-A2

4eme trimestre     A4 = SF x K x f(R/O)-A1-A2-A3


R1 est le chiffre d'affaires realise a 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee


O1 = 0/4;  O2 = 0/2;  O3 = 3/4 O

Ai ne peut jamais etre negatif.


4.- VALEUR DU COEFFICIENT K
    =======================

Le coefficient K de Monsieur Lionel FLEURY est egal a :   0,25

                         AVENANT AU CONTRAT DE TRAVAIL
                         =============================


entre GENIE PRODUCTIQUE - GESTION DE PRODUCTION

ci-apres denomme l'entreprise


et Lionel FLEURY

ci-apres denomme le salarie



                       PRINCIPE DE REMUNERATION VARIABLE
                       ---------------------------------

                               APPLICABLE EN 1996
                               ------------------


Avant-propos
------------

La remuneration variable appliquee anterieurement et basee sur la valeur ajoutee facturee au cours de l'annee, est maintenue.

Le coefficient K pour 1996 est egal a 0,1.

Une commission sur ventes sera, en outre, versee en 1996, en appliquant les regles suivantes :


1.- Definitions
    -----------

O = Objectif - R = Realisation
------------------------------

O est l'objectif d'entree de commande de l'annee (en valeur ajoutee) R est le montant des commandes enregistrees (en valeur ajoutee)

Sont pris en compte UNIQUEMENT :

-    les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),

- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie, concernant les commandes enregistrees par les clients affectes au salarie (voir ci-apres).

2.- AFFECTATION DES CLIENTS
    =======================

Les clients suivants sont affectes au salarie :

AUBERT ET DUVAL
CERAMIQUES TECHNIQUES DESMARQUEST
CHERVIN
DEMO INJECTION
ELECTRONIC CIRCUITS
ERCUIS
ETHYPHARM
EURIDEP
FERRY CAPITAIN
FORGE FRANCE
FORGES DE LA LOIRE ET DE MILOURD
FORGES DES MARGERIDES
IDPA
LE CALIBRE
LHOTELLIER MONTRICHARD
LRS
LUCAS
PCM DOSYS
PCM POMPES
PELLERIN
PINET
SAE
SILEC
SNTF
SOFICAR
THOMSON TUBES ELECTRONIQUES
VALLOUREC

et tout nouveau client, sauf affaire particuliere traitee par la Direction Generale :

EPB
GEC ALSTHOM SAPAG
 ...

3.- CALCUL DE LA COMMISSION SUR VENTES
    ==================================

La commission est egale a 1,5 % de la valeur ajoutee a condition que le montant R soit superieur ou egal a 2.000 KF.

Une commission supplementaire de 0,5 % du droit d'usage GPIC sera versee si le montant des commandes de droit d'usage de GPIC est superieur ou egal a 1.000 KF.


4.- ACOMPTES VERSES
    ===============

A la fin de chaque trimestre, un calcul provisoire de la commission sur ventes est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre     A1 = 1,5 % x R1 si R1 - 500 KF

2eme trimestre    A2 = 1,5 % x R2 - A1 si R2 - 1.000 KF

3eme trimestre    A3 = 1,5 % x R3 - A1 - A2 si R3 - 1.500 KF

4eme trimestre    A4 = 1,5 % x R - A1 - A2 - A3 si R3 - 2.000 KF

R1 est le montant des commandes enregistrees au 1er trimestre
R2 est le montant des commandes enregistrees au 1er semestre
R3 est le montant des commandes enregistrees pendant les 9 premiers moi de l'annee

Ai ne peut jamais etre negatif.

Le meme principe s'applique pour la commission supplementaire pour GPIC.

Fait a Rungis, le 11 Decembre 1995






          Lionel FLEURY                                Michel VINCENT
          -------------                                --------------

     Responsables des Ventes                     President Directeur General

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



                                           Monsieur Frederic MIGNOT

                                           La Vigie - Appt B47
                                           14 Rue des Annonciades

                                           78250 MEULAN


                                           Rungis, le 07 Juillet 1997





OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)





Monsieur,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe.

Vous etes embauche a compter du 07 Juillet 1997.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de : Ingenieur d'etudes

     Position repere       :           1.1
     Indice hierarchique   :           90

ARTICLE 2 - DUREE DE L'ENGAGEMENT/PERIODE D'ESSAI
-------------------------------------------------

Le present contrat qui prend effet au 07 Juillet 1997 est conclu pour une duree indeterminee.

Conformement a la Convention Collective citee a l'article 13, votre embauche ne sera definitive qu'apres une periode d'essai de trois mois qui pourra etre eventuellement prolongee d'une periode de meme duree.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.
Des deplacements ponctuels en France ou a l'etranger seront parfois necessaires.


ARTICLE 4 - FONCTION
--------------------

Dans un premier temps, votre travail consistera a realiser des taches de programmation dans le cadre de notre progiciel de gestion industrielle integree GPIC, puis eventuellement d'autres progiciels de l'entreprise.
Votre fonction vous amenera ensuite a assurer diverses taches d'assistance technique en nos locaux ou sur les sites de nos clients, evoluant ensuite vers un role de chef de projet en gestion industrielle.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 14.500 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 174.000 Francs.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifier des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.


ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLES 8 - CONGES PAYES
-------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des information confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.


ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.


                                    .../...

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.


ARTICLE 15 - VISITE MEDICALE
----------------------------

Vous aurez l'obligation de vous soumettre a la visite de la Medecine du travail, votre contrat de travail ne devenant effectif qu'apres que vous ayez satisfait a cette obligation.


Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.

Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.


                                              MICHEL VINCENT

                                         President Directeur General


                                               Lu et Approuve

                                               FREDERIC MIGNOT

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]


Rungis, le 10 Janvier 1994


                                             Monsieur Mohamed MHIRI

                                             47 Rue de la Division Leclerc

                                             92320 CHATILLON




OBJET :   CONTRAT DE TRAVAIL
=====
          (Application de la Directive Europeenne du 14 Octobre 1991)



Monsieur,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauche le 15/10/90.

Votre anciennete au 01 Janvier 1994 est donc de 3 ans et 2,5 mois.

Les conditions de votre collaboration sont les suivantes :



ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de :   Ingenieur de projet

           Position repere      :   2.1
           Indice hierarchique  :   130

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France et parfois a l'Etranger.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Dans le cadre de votre fonction d'ingenieur de projet, vous asurerez la responsabilite, en tant que chef de projet, des projets d'informatisation qui sont confies a notre societe. Des activites diverses devront etre prises en charge : developpement de logiciels, installation, formation, assistance technique.

Vous pourrez egalement participer a des projets de grande ampleur en tant qu'adjoint au chef de projet.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suite :

Vos appointements mensuels seront de 17.500 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 210.000 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.


ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusive-ment votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.



ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.


ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.






Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.



Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.





Lu et approuve                                  Michel VINCENT
                                                --------------
                                          President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1. - DEFINITIONS
     ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte UNIQUEMENT :

-    les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-    la maintenance GPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).

2. - CALCUL DE LA PRIME
     ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 SF x K x f (R/O)

ou

f (R/O) = 0                     si (R/O) - 0,8

f (R/O) = 5 R/O - 4             si 0,8 <R/O - 1

f (R/O) = R/O                   si 1 <R/O - 2

f (R/O) = 2                     si R/O - 2

3.-  ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :


1er trimestre        A1 = SF x K x F (R1/O1)

2eme trimestre       A2 = SF x K x f (R2/O2) - A1

3eme trimestre       A3 = SF x K x F (R3/O3) - A1 - A2

4eme trimestre       A4 = SF x K x f (R/O) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ;  O2 = 0/2 ;  O3 = 3/4 O

Ai ne peut jamais etre negatif.



4.-  VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Monsieur Mohamed MHIRI est egal a :   0,10

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]


Rungis, le 01 Novembre 1994

                                                Mademoiselle Isabelle SCHMITT


                                                2 Impasse des Merisiers

                                                91450 SOISY SUR SEINE






OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)





Mademoiselle,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe.

Vous etes embauchee a compter du 01 Novembre 1994.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employee en qualite de :   Analyste Programmeur

        Position repere          :   3.2     3
        Indice hierarchique      :   450     400

ARTICLE 2 - DUREE DE L'ENGAGEMENT/PERIODE D'ESSAI
-------------------------------------------------

Le present contrat qui prend effet au 01 Novembre 1994 est conclu pour une duree indeterminee.

Conformement a la Convention Collective citee a l'article 13, votre embauche ne sera definitive qu'apres une periode d'essai d'un mois qui pourra etre eventuellement prolongee d'une periode de meme duree.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez basee en nos bureaux de RUNGIS.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Dans un premier temps, votre fonction consistera a assister l'ingenieur responsable du service client dans le traitement des appels clients. Puis vous assurerez la responsabilite de ce service en ayant comme mission de l'enrichir par un aspect technico-commercial.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 13.500 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 162.000 Francs.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifier des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigeur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.


ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.


ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.

ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.


ARTICLE 15 - VISITE MEDICALE
----------------------------

Vous aurez l'obligation de vous soumettre a la visite de la Medecine du travail, votre contrat de travail ne devenant effectif qu'apres que vous ayez satisfait a cette obligation.


Pour la bonne regle, vous voudrez bien-nous retourner un exemplaire du present contrat revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.


Veuillez agreer, Mademoiselle, l'expression de nos sentiments distingues.



Lu et approuve




                                     Michel VINCENT
                                     --------------
                               President Directeur General

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



Rungis, le 10 Janvier 1994

                                                Madame Francoise VINCENT

                                                8 Allee des Myosotis
                                                93110 ROSNY SOUS BOIS

OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)

Madame,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe qui annulent et remplacent tout autre contrat signe precedemment.

Vous avez ete embauchee le 01/09/1977 par la societe SESA. Votre contrat de travail a ete transfere de SESA a GP2 le 28/02/1985, dans le cadre d'une cession partielle de fonds de commerce.

Votre anciennete au 01 Janvier 1994 est donc de 16 ans et 4 mois.

Les conditions de votre collaboration sont les suivantes :

ARTICLE 1 - STATUT
------------------

Vous etes employee en qualite de :      Secretaire Generale

                 Position repere :      Cadre 1.1
             Indice hierarchique :      90

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat qui a pris effet au 01 Janvier 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez basee a votre domicile ou la societe mettra a votre disposition un micro-ordinateur.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Votre fonction de Secretaire Generale couvre les fonctions suivantes :
-    tenue de l'ensemble de la comptabilite generale - Declaration CA3 CA4
-    facturation
-    gestion de la paye, incluant toutes les declarations sociales.

Vous serez assistee dans votre tache par le cabinet d'expertise comptable CASH.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 15.200 Francs sur la base de 169 heures, compte-tenu de votre horaire a mi-temps, cette remuneration est ramenee a 7.600 Francs sur la base de 84,5 heures par mois.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

Compte-tenu de votre travail a mi-temps, entre en vigueur le 01/10/1991, la duree du travail est actuellement fixee a 19,5 heures par semaine sur cinq jours, selon les horaires suivants :

     9h30 a 12h00 et 13h30 a 15h30   Lundi - Mardi - Jeudi - Vendredi
     9h30 a 11h00                    Mercredi



ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.



ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.



ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.



ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.



ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.


ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.








Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.



Veuillez agreer, Madame, l'expression de nos sentiments distingues.


                                                Lu et approuve






                                                Michel VINCENT
                                                --------------

                                          President Directeur General

                       PRINCIPE DE REMUNERATION VARIABLE
                       ---------------------------------

1.- DEFINITIONS
    ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte UNIQUEMENT :
-  les licences de progiciel GPIC et MULTIBADGE,
- la valeur ajoutee liee a la vente de materiels, d'autres logiciels ou de prestations sous-traitees (prix vente - prix achat),
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de GP2, qu'il s'agisse de prestations forfaitaires ou en regie,
-  la maintenance CPIC et MULTIBADGE,
- la valeur ajoutee liee a la maintenance UNIVERSE, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecriturer "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance, ...).


2.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f (R/O)

ou

f (R/O) = 0                si (R/O) - 0,8

f (R/O) = 5 R/O - 4        si 0,8 <R/O - 1

f (R/O) = R/O              si 1 <R/O - 2

f (R/O) = 2                si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre           A1 = SF x K x F (R1/O1)

2eme trimestre          A2 = SF x K x f (R2/O2) - A1

3eme trimestre          A3 = SF x K x F (R3/O3) - A1 - A2

4eme trimestre          A3 = SF x K x f (R/O) - A1 - A2 - A3

R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ; O2 = 0/2 ; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Madame Francoise VINCENT est egal a : 0,22

                            [GENIE PRODUCTIQUE LOGO]

                         [GENIE PRODUCTIQUE LETTERHEAD]



                    LISTE DU PERSONNEL DE LA SOCIETE SODRIV
                    =======================================



                                 Jean-Marie FEY

                                  Mathilde FEY

                                 Laurent MASSON

SODRIV
13 Rue de Pont des Halles
STRATEGIC ORLY 103
94526 RUNGIS CEDEX

Rungis, le 27 Septembre 1994


                                                Monsieur Jean-Marie FEY

                                                24 Rue Maurice Ravel

                                                91470 FORGES LES BAINS





OBJET : CONTRAT DE TRAVAIL
=====   (Application de la Directive Europeenne du 14 Octobre 1991)





Monsieur,


Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe a compter du 01 Octobre 1994.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de   :   Directeur Technique

            Position              :   3.2
            Indice hierarchique   :   210

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat prend effet au 01 Octobre 1994 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Votre fonction de Directeur Technique vous amene a participer a la direction de l'entreprise.

Votre fonction operationnelle consiste a assurer la responsabilite du developpement et de la qualite des progiciels SODRIV.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 27.000 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 324.000 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans le limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.

ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.

ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.

ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.

ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.


ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.








Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.


Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.








                                                Andre VINCENT
                                                -------------

                                                   Gerant

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1.-  DEFINITIONS
     ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee


Sont pris en compte :

-   les licences de progiciel GPIC et MULTIBADGE,
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de SODRIV, qu'il s'agisse de prestations forfaitaires ou en regie,
- la maintenance GPIC et MULTIBADGE de deuxieme niveau, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).



2.-  CALCUL DE LA PRIME
     ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

SI R = O, la prime annuelle PT est egale a 12 x SF x K.


Sinon PT = 12 x SF x K x f (R/O)

ou

f (R/O) = 0              si (R/O) - 0,8

f (R/O) = 5 R/O - 4      si 0,8 <R/O - 1

f (R/O) = R/O            si 1 <R/O - 2

f (R/O) = 2              si R/O - 2

3.- ACOMPTES VERSES
    ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre           A1 = SF x K x F (R1/O1)

2eme trimestre          A2 = SF x K x f (R2/O2) - A1

3eme trimestre          A3 = SF x K x F (R3/O3) - A1 - A2

4eme trimestre          A4 = SF x K x f (R/O) - A1 - A2 - A3


R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ;  O2 = 0/2 ;  O3 = 3/4 O

Ai ne peut jamais etre negatif.



4.- VALEUR DU COEFFICIENT K
    =======================

Le coefficient K de Monsieur Jean-Marie FEY est egal a :  0,22

SODRIV
13 Rue du Pont des Halles
STRATEGIC ORLY 103
94526 RUNGIS CEDEX

Rungis, le 27 September 1994

                                      Madame Mathilde FEY


                                      24 Rue Maurice Ravel

                                      91470 FORGES LES BAINS



OBJET : CONTRAT DE TRAVAIL
=====
        (Application de la Directive Europeenne du 14 Octobre 1991)



Madame,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe a compter du 01 October 1994.

Les conditions de votre collaboration sont les suivantes :


ARTICLE 1 - STATUT
------------------

Vous etes employee en qualite de :  Ingenieur de projet

             Position repere     :  2.2
             Indice hierarchique :  130

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat prend effet au 01 Octobre 1994 est conclu pour une duree indeterminee.

ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez basee en nos bureaux de RUNGIS.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.

ARTICLE 4 - FONCTION
--------------------

Vous participerez a la conception et a la realisation des developpements des nouvelles versions du progiciel GPIC ou de tout autre progiciel developpe par la SODRIV.

ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

Vos appointements mensuels seront de 15.600 Francs sur la base de 135 heures, soit une remuneration annuelle fixe de 187.200 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.

ARTICLE 6 - FRAIS DE DEPLACEMENT
--------------------------------

Vous devez justifiez des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 31,2 heures par semaine sur quatre jours (Lundi, Mardi, Jeudi, Vendredi).


ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.


ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.


ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.


ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.


ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.


ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.







Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.


Veuillez agreer, Madame, l'expression de nos sentiments distingues.







                                                        Andre VINCENT
                                                        -------------

                                                            Gerant

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1.- DEFINITIONS
    ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte :
-    les licences de progiciel GPIC et MULTIBADGE,
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de SODRIV, qu'il s'agisse de prestations forfaitaires ou en regie,
- la maintenance GPIC et MULTIBADGE de deuxieme niveau, concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance...).


2.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K  est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.

Sinon PT = 12 x SF x K x f(R/O)


ou

f(R/O) = 0            si (R/O) - 0,8

f(R/O) = 5R/O - 4     si 0,8 <R/O - 1

f(R/O) = R/O          si 1 <R/O - 2

f(R/O) = 2            si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre           A1 = SF x K x f (R1/O1)

2eme trimestre          A2 = SF x K x f (R2/O2) - A1

3eme trimestre          A3 = SF x K x f (R3/O3) - A1 - A2

4eme trimestre          A4 = SF x K x f (R/O) - A1 - A2 - A3

R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ; O2 = 0/2 ; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Madame Mathilde FEY est egal a : 0,12

SODRIV
13 Rue du Pont des Halles
STRATEGIC ORLY 103
94526 RUNGIS CEDEX


Rungis, le 28 Decembre 1995


                                          Monsieur Laurent MASSON

                                          1 Allee de Bievre

                                          94120 FRESNES




OBJET :  CONTRAT DE TRAVAIL
=====
         (Application de la Directive Europeenne du 14 Octobre 1991)




Monsieur,

Nous vous confirmons ci-apres, les conditions de votre engagement dans notre societe a compter du 01 Janvier 1996.

Vous avez ete embauche par la societe GP2 le 05 Octobre 1987.

Votre anciennete au 01 Janvier 1996 est donc de 8 ans et 3 mois.

Les conditions de votre collaboration sont les suivantes :



ARTICLE 1 - STATUT
------------------

Vous etes employe en qualite de :    Ingenieur Principal

           Position repere      :    3.1
           Indice hierarchique  :    170

ARTICLE 2 - DUREE DE L'ENGAGEMENT
---------------------------------

Le present contrat prend effet au 01 Janvier 1996 est conclu pour une duree indeterminee.


ARTICLE 3 - LIEU DE TRAVAIL
---------------------------

Vous serez base en nos bureaux de RUNGIS.

Vos fonctions impliquent des deplacements frequents en France et parfois a l'Etranger.

En outre, notre societe se reserve le droit de modifier votre point d'attache en region parisienne si la marche des affaires le rendait necessaire.


ARTICLE 4 - FONCTION
--------------------

Votre fonction d'Ingenieur Principal vous amenera a prendre la responsabilite, en tant que chef de projet, de projets informatiques confies a l'entreprise.

Vous etes en outre membre du comite de direction de l'entreprise.


ARTICLE 5 - REMUNERATION
------------------------

Votre remuneration est fixee comme suit :

vos appointements mensuels seront de 26.520 Francs sur la base de 169 heures, soit une remuneration annuelle fixe de 318.240 Francs.

A titre exceptionnel pour l'annee 1996, vos appointements mensuels seront ramenes a 25.194 Francs.

Vous percevrez egalement une prime sur resultats, calculee trimestriellement selon la formule definie en annexe.


ARTICE 6 - FRAIS DE DEPLACEMENT
-------------------------------

Vous devez justifier des frais de mission que vous aurez engages dans le cadre de vos fonctions. Ces frais vous seront rembourses dans la limite legale en vigueur, dans le cadre des modalites propres a la societe, et sur accord prealable de votre Direction.

ARTICLE 7 - HORAIRES DE TRAVAIL
-------------------------------

La duree du travail est actuellement fixee a 39 heures par semaine sur cinq jours.

ARTICLE 8 - CONGES PAYES
------------------------

Vous aurez droit aux conges payes legaux, a prendre a des dates ayant recueilli l'accord de votre hierarchie.

ARTICLE 9 - DUREE DES PREAVIS RECIPROQUES DE RUPTURES
-----------------------------------------------------

La duree des preavis reciproques de rupture est celle prevue par la Convention Collective citee a l'article 13.

ARTICLE 10 - EXCLUSIVITE
------------------------

Vous vous engagez, pendant la duree du present contrat, a consacrer exclusivement votre activite a la societe.

ARTICLE 11 - SECRET PROFESSIONNEL
---------------------------------

Vous vous engagez a ne devoiler aucune des informations confidentielles concernant la societe, la clientele ou les tiers en relation avec elle dont vous prendriez connaissance a l'occasion de votre travail, de quelque nature qu'elles soient, et tant pendant la duree du contrat qu'apres sa cessation, et quelle qu'en soit la raison.

ARTICLE 12 - FAUTE GRAVE
------------------------

Notre societe se reserve le droit de resilier le present contrat sans preavis ni indemnite, en cas de faute grave.

Une faute grave est, en particulier, l'infraction a une quelconque des clauses du present contrat, ainsi qu'une atteinte a la reputation de notre societe ou de ses dirigeants.

ARTICLE 13 - CONVENTION COLLECTIVE
----------------------------------

Le present contrat est regi par la Convention Collective des Bureaux d'Etudes Techniques, cabinets d'ingenieurs conseils, societe de conseil SYNTEC-CICF.


ARTICLE 14 - ATTRIBUTION DE JURIDICTION
---------------------------------------

Tous differends resultant de l'interpretation ou de l'execution du present contrat seront soumis aux tribunaux du ressort du siege social de la societe.





Pour la bonne regle, vous voudrez bien nous retourner un exemplaire du present contrat et de ses annexes revetu de votre signature precedee de la mention "Lu et approuve", chaque page devant etre paraphee.


Veuillez agreer, Monsieur, l'expression de nos sentiments distingues.





                                                  MICHEL VINCENT
                                                  --------------

                                                      Gerant

                       PRINCIPE DE REMUNERATION VARIABLE
                       =================================

1.- DEFINITIONS
    ===========

O = Objectif - R = Realisation
------------------------------

O est l'objectif de valeur ajoutee de l'annee
R est la valeur ajoutee realisee

Sont pris en compte :
-    les licences de progiciel GPIC et MULTIBADGE,
- la vente de prestations (formation, assistance, developpements de logiciel) assurees par du personnel de SODRIV, qu'il s'agisse de prestations forfaitaires ou en regie,
-    la maintenance GPIC de deuxieme niveau,
concernant l'ensemble de la societe.

Les objectifs sont fixes en debut d'annee pour l'annee par le comite de direction. Ils ne sont pas revises en cours d'annee, sauf dans le cas d'augmentation significative des effectifs.

Le calcul integre les ecritures "d'inventaire" (stock, prestations de service en-cours, produits constates d'avance,...).


2.- CALCUL DE LA PRIME
    ==================

SF est le salaire fixe mensuel.
K est le coefficient de part variable, propre a chaque salarie.

Si R = O, la prime annuelle PT est egale a 12 x SF x K.


Sinon PT = 12 x SF x K x f (R/O)


ou

f(R/O) = 0            si (R/O) - 0,8

f(R/O) = 5R/O-4       si 0,8 <R/O - 1

f(R/O) = R/O          si 1 <R/O - 2

f(R/O) = 2            si R/O - 2

3. - ACOMPTES VERSES
     ===============

A la fin de chaque trimestre, un calcul provisoire de la prime est effectue.

Au cours du trimestre suivant, il est verse mensuellement un acompte calcule comme suit :

1er trimestre           A1 = SF x K x F (R1/O1)

2eme trimestre          A2 = SF x K x f (R2/O2) - A1

3eme trimestre          A3 = SF x K x F (R3/O3) - A1 - A2

4eme trimestre          A4 = SF x K x f (R/O) - A1 - A2 - A3

R1 est le chiffre d'affaires realise au 1er trimestre
R2 est le chiffre d'affaires realise au 1er semestre
R3 est le chiffre d'affaires realise pendant les 9 premiers mois de l'annee

O1 = 0/4 ; O2 = 0/2 ; O3 = 3/4 O

Ai ne peut jamais etre negatif.

4. - VALEUR DU COEFFICIENT K
     =======================

Le coefficient K de Monsieur Laurent MASSON est egal a : 0,14

                             CONTRAT D'INTERESSEMENT
                             =======================



Entre :


         SOCIETE GENIE PRODUCTIQUE - GESTION DE PRODUCTION

         Domiciliee :      13 Rue du Pont des Halles
                           STRATEGIC ORLY 103
                           94526 RUNGIS CEDEX

         Represente par    Michel VINCENT

         Agissant en qualite de President Directeur General



                                 Ci-apres denommee "l'entreprise"



et :

         Le personnel de la societe nommement designe sur la list emargee annexee au present accord representant au moins les 2/3 des salaries de l'entreprise.

                                 Ci-apres denomme "les salaries"



Il est arrete et convenu ce qui suit :

ARTICLE 1 ; OBJET
-----------------

Le present accord est conclu dans le cadre de l'ordonnance 86.1134 du 21 Octobre 1986 et du decret no 87.544 du 17 Juillet 1987 dans le but d'instituer un interessement des salaries de l'entreprise lies aux resultats.

ARTICLE 2 : DUREE DE L'ACCORD ET DENONCIATION
---------------------------------------------

Le present accord prend effet a dater du jour de la ratification a la majorite des deux tiers du personnel et s'applique pour une periode de 3 ans, soit pour les exercices comptables : 95, 96, 97 sans possibilite de tacite reconduction a l'echeance.

La denonciation vaudra pour l'exercice en cours si elle intervient avant la premiere repartition de la prime, a compter de l'exercice suivant si elle intervient apres cette date. La denonciation de l'accord sera constatee par le proces-verbal de la seance de la commission au cours de laquelle elle a lieu. L'accord ne peut etre denonce ou modifie que par l'ensemble des parties signataires et dans la meme forme. Cette decision sera notifiee par lettre recommandee a la Direction Departmentale du Travail et de l'Emploi.

Le present accord fait suite a l'accord d'interessement signe le 30/11/92 pour les exercices 92, 93, 94.

ARTICLE 3 ; CARACTERE DE L'INTERESSEMENT
----------------------------------------

Conformement aux dispositions de l'article 4 de l'ordonnance no 86-1134 du 21 Octobre 1986, les sommes attribuees aux salaries en application du present accord d'interessement n'ont pas caractere d'element de salaire pour l'application de la legislation du travail et de la securite sociale et n'entrent pas en compte pour l'application de la legislation relative au salaire minimum de croissance.

Ces sommes ne peuvent se substituer a aucun des elements de salaire en vigueur dans l'entreprise ou qui deviendraient obligatoires en vertu de regles legales ou contractuelles.

Les salaries de l'entreprise ne pourront se prevaloir du present accord d'interessement pour obtenir une remuneration complementaire sous quelque forme que ce soit.

ARTICLE 4 - BENEFICIAIRES
-------------------------

Les dispositions du present contrat s'appliquent a l'ensemble du personnel avec une presence minimum dans l'entreprise de 6 mois. La duree de presence doit s'entendre comme l'appartenance juridique a la societe et donc a la seule qualite de salarie de l'entreprise.

Sont beneficiaires egalement de l'interessement les personnes qui ont quitte l'entreprise avant la cloture de l'exercice concerne alors qu'elles comptaient 6 mois et 1 jour d'anciennete a la date de leur depart de l'entreprise. Leur quote-part d'interessement sera calculee au prorata de leur duree de presence durant l'exercice.


ARTICLE 5 - REGLEMENTATION
--------------------------

La prime d'interessement instituee par le present accord sera plafonne a 10% de la masse salariale globale pour l'ensemble des personnels concernes.


ARTICLE 6 - MODALITES DE CALCUL
-------------------------------

Cet accord d'interessement a pour objet d'interesser les salaries aux resultats de l'entreprise. Le montant de l'interessement est determine en prenant comme reference le benefice net de l'exercice apres impot sur les societes.

Il se calcule de la maniere suivante :

                                20 % du benefice net de l'exercice.

Le montant global de la prime d'interessement verse annuellement ne doit pas depasser 10 % du total des salaries bruts verses aux personnels concernes.


ARTICLE 7 - MODALITES DE REPARTITION
------------------------------------

Le montant de la prime globale d'interessement a distribuer aupres des salaries beneficiaires designes a l'article 3 sera repartie proportionnellement au salarie brut percu par chacun au cours de l'exercice de reference.

Le salaire a prendre en compte est celui verse pour les jours consideres comme du travail effectif tel que defini ci-dessous s'il est integralement maintenu par l'entreprise ou, a defaut, un salaire fictif egal a celui qui aurait ete verse au beneficiaire s'il avait travaille.

les periodes de travail effectif sont les jours de presence, auxquelles s'ajoutent toutes les periodes legalement ou conventionnellement assimilees a du travail effectif et remunerees comme tel (conges payes, exercice de mandats representatifs,...). Sont egalement assimiles a une periode de presence, les conges de maternite ou d'adoption et les absences consecutives a un accident du travail ou a une maladie professionnelle.

Les periodes d'absence non considerees comme une periode de travail effectif ne donnent pas lieu a la repartition de l'interessement.


ARTICLE 8 : EPOQUE DE VERSEMENTS
--------------------------------

La prime d'interessement suivant les criteres et les modalites definis aux articles 6 et 7 sera mise en paiement dans le mois suivant l'approbation des comptes sociaux par l'assemblee general annuelle des actionnaires.

Si un salarie beneficiaire a quitte l'entreprise avant que celle-ci ait ete en mesure de calculer les droits dont il est titulaire, l'entreprise doit lui demander l'adresse a laquelle il pourra etre vise de ses droits et lui demander de l'informer de ses changements d'adresse eventuels.

Dans l'hypothese ou le salarie ne pourrait pas etre atteint a la derniere adresse indiquee par lui, les sommes auxquelles il peut pretendre doivent etre tenues a sa disposition par l'entreprise pendant une duree d'un an a compter de la date limite de versement de l'interessement (dernier jour du septieme mois suivant la cloture de l'exercice). Passe ce delai, ces sommes doivent etre remises a la Caisse des depots et consignations, ou l'interesse peut les reclamer jusqu'au terme de la prescription (trente ans). A l'expiration du delai de prescription, ces sommes sont versees au Tresor Public.


ARTICLE 9 : PLAN D'EPARGNE ENTREPRISE
-------------------------------------

Les sommes ainsi repartie aux salaries concernes seront mises a la disposition des interesses qui auront la possibilite d'en disposer ou d'en verser tout ou partie au Plan Epargne Entreprise dans les 15 jours suivant la date de versement.
Dans ce cas, les sommes versees par chaque salarie ne sauraient exceder la moitie du plafond annuel moyen de la securite sociale afin de beneficier de l'exoneration d'impot.


ARTICLE 10 : MODALITES DE RECONDUCTION
--------------------------------------

Au terme de la premiere periode d'application, les signataires pourront reconduire le present accord pour une periode de trois ans.
Cette reconduction necessitera un nouveau depot a la Direction Departementale du Travail et de l'Emploi du contrat renouvele.

ARTICLE 12 : REVISION DU CONTRAT
--------------------------------

Le present contrat pourra etre revise pendant sa periode d'application par entente entre les parties au cas ou ses modalites de mise en oeuvre n'apparaitraient plus conformes aux principes ayant servi de base a son elaboration. Dans ce cas, un avenant sera conclu dans les memes conditions que l'accord initial entre les parties et sera depose a la Direction Departemental du Travail du lieu du siege social.


ARTICLE 12 : INFORMATION ET CONTROLE
------------------------------------

La commission (representee par le chef d'entreprise, un cadre et un salarie ci-apres designes pour la periode de validite de l'accord d'interessement) donnera communication des elements ayant servi a l'etablissement et a la repartition de la prime d'interessement. Ces elements seront affiches pendant 1 mois a compter du versement de la prime sur les panneaux reserves a la communication.

Les documents devront etre obligatoirement consultes au siege social de l'entreprise et il ne pourra pas en etre delivre copie. Toute demande de communication devra intervenir par lettre recommandee avec accuse de reception adresse au responsable du personnel de l'entreprise ou aupres de la commission designee par les salaries.

La consultation des documents pourra intervenir apres un delai de 3 jours ouvres apres la date de reception de la lettre recommandee par l'entreprise. Les documents seront au terme de ce delai a la disposition du demandeur pour une duree egale. Passe le delai d'un un apres la date de cloture de l'exercice, la societe ne sera plus tenue de fournir les documents demandes.


ARTICLE 13 : REGLEMENTS DES LITIGES
-----------------------------------

Si un differend venait a survenir entre les parties quant a l'application du present accord, celles-ci pourraient designer d'un commun accord un conciliateur.

Au cas ou un desaccord ne pourrait se regler a l'amiable, il sera fait appel aux juridictions competentes, dont depend le siege social de l'entreprise.


ARTICLE 14 : INFORMATION BIS
----------------------------

Un double du present accord sera remis a chaque membre du personnel concerne.

ARTICLE 15 - DISPOSITION FINALE
-------------------------------

Le present accord ainsi que ses avenants eventuels seront deposes a la Direction Departementale du Travail et de l'Emploi par lettre recommandee avec accuse de reception a l'initiative de la Direction.


Signatures Precedees de la Mention
----------------------------------

            Rungis                                      28-11-95
FAIT A ...................................... LE ............................


Pour L'entreprise, le President Directeur General
-----------------

Pour les Salaries
-----------------

ANDRE Eric           Fait a Rungis, le 07/12/95

BLANZY Isabelle      Fait a Rungis, le 28/11/95

BURON Philippe       Fait a Rungis, le 01/12/95

DEPINOY Christian    Fait a Rungis, le 30/11/95

DIVARE Valerie       Fait a Rungis, le 29/11/95

DROCHON Christine    Fait a Rungis, le 29/11/95

FLEURY Lionel        Fait a Rungis, le 30/11/95

GAYRAUD Celine       Fait a Rungis, le 29/11/95

JOSSE Dominique

LEDROIT Christophe   Fait a Rungis, le 29/11/95

MASSON Laurent       Fait a Rungis, le 30/11/95

MHIRI Mohamad        Fait a Rungis, le 29/11/95

SCHMITT Isabelle     Fait a Rungis, le 29/11/95

VINCENT Francoise    Fait a Rungis, le 30/11/95

                       LISTE DES MEMBRES DE LA COMMISSION
                       ==================================






                                Isabelle BLANZY


                                   Eric ANDRE

                                 SCHEDULE 9.b.2
                                 --------------



                                MICHEL VINCENT'S

                              EMPLOYMENT CONTRACT

                                                               SCHEDULE "9.b(2)"
                                                               -----------------


                               CONTRAT DE TRAVAIL


ENTRE LES SOUSSIGNES

GENIE PRODUCTIQUE-GESTION DE PRODUCTION, societe anonyme dont le siege social est 13 rue du Pont de Halles, 94150 Rungis, representee par M. Bruce Leith, son president (ci-apres designee "GP2"),

                                                                   D'UNE PART,

ET :


M. MICHEL VINCENT, demeurant 8, allee des Myosotis, 93110 Rosny-sous-Bois (ci-apres designe "M. Vincent"),

                                                                   D'AUTRE PART.




IL A ETE PREALABLEMENT EXPOSE CE QUI SUIT :
-------------------------------------------

M. Vincent, ayant demissionne de toutes ses fonctions de mandataire social dans GP2, desire acquerir la qualite de salarie de GP2.


GP2 est disposee a conclure un contrat de travail avec M. Vincent.



CECI EXPOSE, IL A ETE CONVENU CE QUI SUIT :
-------------------------------------------

ARTICLE 1 - ENGAGEMENT

1.01 M. Vincent est engage en qualite de Directeur des Operations (hors coefficient), avec effet au 28 juillet 1997, l'anciennete de M. Vincent dans GP2 au regard du droit du travail etant reputee remonter a ladite date du 28 juillet 1997.

1.02 Le present contrat sera regi par les clauses figurant ci-dessous et par celles de la Convention Collective Nationale SYNTEC.

ARTICLE 2 - DUREE DU CONTRAT

Le present contrat est conclu pour une duree indeterminee a compter du 28 juillet 1997.

ARTICLE 3 - RESILIATION

3.1 Le present contrat se poursuivra pour une duree indeterminee, chacune des parties ayant le droit d'y mettre fin, dans les conditions fixees a cet effet par la loi, sous reserve de respecter, sauf cas de faute grave ou lourde, un delai de preavis fixe a trois (3) mois.

3.2 En cas de resiliation du present contrat a l'initiative de GP2, non motivee par une faute grave ou lourde de M. Vincent, ce dernier aura droit a une indemnite representant douze (12) mois de sa remuneration calculee sur la base de la moyenne de la remuneration fixe et de l'interessement prevus a l'article 6 pour les six mois ayant precede l'envoi de la lettre de licenciement.

Ladite indemnite sera payable en douze (12) paiements mensuels consecutifs egaux et comprendra toute somme qui pourra etre due a M. Vincent a titre d'indemnite compensatrice de preavis, mais ne comprendra pas les indemnites de conges payes et les indemnites de licenciement fondees sur l'anciennete prevues par la Convention Collective applicable.

En outre, au cas ou la resiliation du present contrat a l'initiative de GP2 interviendrait d'ici le 31 juillet 1999 sans etre motivee par une faute grave ou lourde de M. Vincent, et dans ce cas seulement, ce dernier aura par ailleurs droit a une indemnite egale au montant de sa remuneration moyenne mensuelle calculee comme il est dit au premier paragraphe du present article 3.2., multiplie par le nombre de mois entiers restant a courir entre la date d'envoi de la lettre de licenciement et le 31 juillet 1999.

ARTICLE 4 - FONCTIONS

M. Vincent aura pour mission d'assurer, sous la responsabilite du President de GP2, la direction des projets clients et de tous les services associes, la direction du personnel affecte par GP2 au developpement des produits du groupe, ainsi que la direction administrative et financiere de GP2.

ARTICLE 5 - LIEU DE TRAVAIL

M. Vincent exercera ses fonctions a Rungis, ou en tout autre lieu de la Region Parisienne, mais pourra etre amene a se rendre en province ou a l'etranger pour les besoins de son activite.

ARTICLE 6 - REMUNERATION

6.1. En contrepartie de son travail, M. Vincent percevra une remuneration forfaitaire annuelle brute de quatre cent quatre vingt douze mille (492.000) francs, payable en douze (12) mensualites egales, en fin de mois.

6.2. M. Vincent aura egalement droit a un interessement dont les modalites seront fixees au debut de chaque annee, et pour la premiere fois d'ici le
____ ____ 1997, d'un commun accord entre les parties. Le montant de l'interessement sera a la fois fonction du resultat et du chiffre d'affaires de GP2 et des nouveaux clients acquis par GP2 au cours de la periode concernee, etant expressement convenu que le montant total de l'interessement ne pourra exceder 50 % de la remuneration forfaitaire annuelle visee a l'article 6.1 ci-dessus.

ARTICLE 7 - FRAIS PROFESSIONNELS

Les frais professionnels de M. Vincent lui seront rembourses sur presentation de justificatifs, suivant les regles en vigueur dans la Societe.

ARTICLE 8 - PROTECTION SOCIALE

M. Vincent sera affilie a l'ensemble des organismes sociaux obligatoires et ce dernier supportera la charge de la part salariale des contributions.

ARTICLE 9 - CONGES PAYES

9.1 M. Vincent beneficiera des conges payes dans les conditions prevues par la legislation en vigueur et par les dispositions de la Convention Collective applicable.

9.2 La prise de ces conges est determinee par accord entre le President de GP2 et M. Vincent compte tenu des necessites de l'activite.

                                                                               4
ARTICLE 10 - OBLIGATIONS PROFESSIONNELLES

10.1.  Fidelite et secret professionnel

(a) M. Vincent ne pourra voir d'autre employeur que GP2.

(b) M. Vincent s'engage formellement a n'utiliser et a ne divulguer directement ou indirectement a qui que ce soit, tant pendant l'execution de son contrat de travail avec GP2 qu'apres l'expiration de celui-ci, pour quelque cause que ce soit, aucune information confidentielle qu'il pourrait recueillir a l'occasion de ses fonctions ou du fait de sa presence dans GP2 et portant notamment sur les modes d'exploitation propres a l'organisation de GP2 et des societes du groupe "Interactive Group, Inc."

10.2.  Restitution

M. Vincent s'engage expressement a restituer ou ceder, le jour meme de la cessation de ses fonctions dans GP2, pour quelque cause que ce soit, et ce sans qu'il soit besoin d'une demarche ou d'une mise en demeure prealable de GP2, ou anterieurement sur demande de GP2, tout support ecrit ou enregistre contenant des informations confidentielles et notamment, sans que cette liste soit limitative, tous documents, modeles, plans, statistiques, copies en sa possession, ainsi que tous autres biens appartenant a GP2 qui pourraient etre en sa possession.

EN FOI DE QUOI, le present contrat a ete signe en deux exemplaires originaux a Paris le __ juillet 1997.

Genie Productique - Gestion de Production



--------------------------                      --------------------------
Bruce Leith                                     Michel Vincent
President